SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 FILED BY THE REGISTRANT                     [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT  [  ]

Check the appropriate box:

[  ]  PRELIMINARY PROXY STATEMENT



[  ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))



[X]   DEFINITIVE PROXY STATEMENT



[  ]  DEFINITIVE ADDITIONAL MATERIALS



[  ]  SOLICITING MATERIAL PURSUANT TO SEC. 240.14A-11(C) OR SEC. 240.14A-12



     (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER) FIDELITY DEVONSHIRE TRUST


          NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE
          REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]   NO FEE REQUIRED.



[  ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

          (1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH

               TRANSACTION APPLIES:



          (2)  AGGREGATE NUMBER OF SECURITIES TO WHICH

               TRANSACTION APPLIES:



          (3)  PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION

               COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:



          (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:



          (5)  TOTAL FEE PAID:


[  ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.



[  ]  CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A) (2)

      AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY.  IDENTIFY THE

      PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF

      ITS FILING.


     (1)  AMOUNT PREVIOUSLY PAID:



     (2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:



     (3)  FILING PARTY:



     (4)  DATE FILED:


FIDELITY EQUITY-INCOME FUND
FIDELITY MID-CAP STOCK FUND
FIDELITY REAL ESTATE INVESTMENT PORTFOLIO
FIDELITY UTILITIES FUND
FUNDS OF
FIDELITY DEVONSHIRE TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Equity Income Fund, Fidelity Mid-Cap Stock Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund (the funds), will be held at the office of Fidelity Devonshire Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on November 18, 1998, at 11:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of PricewaterhouseCoopers LLP as
independent accountants of the    funds    .
 3. To authorize the Trustees to adopt an amended and restated Declaration of Trust.
 4. To approve amended management contracts for Fidelity Equity-Income Fund and Fidelity Real Estate Investment Portfolio.
 5. To approve an amended management contract for Fidelity Mid-Cap
Stock Fund.
 6. To approve an amended management contract for Fidelity Utilities
Fund.
 7. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Equity-Income Fund.
 8. To approve an agreement and plan providing for the reorganization of Fidelity Mid-Cap Stock Fund from a separate series of one Massachusetts business trust to another.
 9. To adopt a new fundamental investment policy for Fidelity Equity-Income Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
 10. To amend Fidelity Utilities Fund's fundamental investment limitation concerning the concentration of its investments in the public utilities industry.
 11. To make Fidelity Real Estate Investment Portfolio's current fundamental 65% investment policy non-fundamental.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

 12. To amend Fidelity Equity-Income Fund's, Fidelity Mid-Cap Stock Fund's, and Fidelity Utilities Fund's fundamental investment limitation concerning diversification, to exclude securities of other investment companies from the limitation.
 13. To replace Fidelity Real Estate Investment Portfolio's non-fundamental investment policy concerning the purchase and sale of real estate with a fundamental investment policy.
 The Board of Trustees has fixed the close of business on September 21, 1998 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ERIC D. ROITER Secretary
September    21    , 1998
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION  VALID SIGNATURE

A. 1)  ABC CORP.                      JOHN SMITH, TREASURER

   2)  ABC CORP.                      JOHN SMITH, TREASURER

       C/O JOHN SMITH, TREASURER

B. 1)  ABC CORP. PROFIT SHARING PLAN  ANN B. COLLINS, TRUSTEE

   2)  ABC TRUST                      ANN B. COLLINS, TRUSTEE

   3)  ANN B. COLLINS, TRUSTEE        ANN B. COLLINS, TRUSTEE

       U/T/D 12/28/78

C. 1)  ANTHONY B. CRAFT, CUST.        ANTHONY B. CRAFT

       F/B/O ANTHONY B. CRAFT, JR.

       UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY DEVONSHIRE TRUST:
FIDELITY EQUITY-INCOME FUND
FIDELITY MID-CAP STOCK FUND
FIDELITY REAL ESTATE INVESTMENT PORTFOLIO
FIDELITY UTILITIES FUND
TO BE HELD ON NOVEMBER 18, 1998
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Devonshire Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Equity-Income Fund, Fidelity Mid-Cap Stock Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund (the funds) and at any adjournments thereof (the Meeting), to be held on November 18, 1998 at 11:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about September 21, 1998. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $6,000 (Fidelity Equity-Income
Fund), $3,000 (Fidelity Mid-Cap Stock Fund), $3,000 (Fidelity Real Estate Investment Portfolio), and $3,000 (Fidelity Utilities Fund), respectively. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. The expenses in connection with telephone voting will be paid by the funds. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $8,000 (Fidelity Equity-Income
Fund), $3,000 (Fidelity Mid-Cap Stock Fund), $4,000 (Fidelity Real Estate Investment Portfolio), and $3,000 (Fidelity Utilities Fund), respectively.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each fund of the trust issued and outstanding as of July 31, 1998 are indicated in the following table:
FIDELITY EQUITY-INCOME FUND 433,924,642
FIDELITY MID-CAP STOCK FUND 107,815,641
FIDELITY REAL ESTATE INVESTMENT PORTFOLIO 94,507,814
FIDELITY UTILITIES FUND 84,624,496
 As of July 31, 1998, the nominees and officers of the trust owned, in the aggregate, less than 1% of the funds' outstanding shares.
 To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of Fidelity Real Estate Investment Portfolio on July 31, 1998 was as follows: Charles Schwab & Co., San
   Francisco    , CA (6.29%).
 To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.
 Shareholders of record at the close of business on September 21, 1998 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
The following table summarize the proposals applicable to each fund.



PROPOSAL #                            PROPOSAL DESCRIPTION                           APPLICABLE FUNDS

 1.                               TO ELECT AS TRUSTEES THE 12
                                  NOMINEES PRESENTED IN PROPOSAL 1.              ALL

 2.                               TO RATIFY THE SELECTION OF
                                  PRICEWATERHOUSECOOPERS LLP AS
                                  INDEPENDENT                                    ALL
                                  ACCOUNTANTS OF THE FUNDS.

 3.                               TO AUTHORIZE THE TRUSTEES TO ADOPT
                                  AN AMENDED AND RESTATED DECLARATION OF         ALL
                                  TRUST.


 4.                               TO APPROVE AN AMENDED MANAGEMENT CONTRACT
                                  FOR THE FUND THAT WOULD REDUCE                 FIDELITY EQUITY-INCOME FUND,
                                  THE MANAGEMENT FEES PAYABLE TO FMR BY
                                  THE FUND AS FMR'S ASSETS UNDER                 FIDELITY REAL ESTATE INVESTMENT
                                  MANAGEMENT INCREASE.                           PORTFOLIO

 5.                               TO APPROVE AN AMENDED MANAGEMENT CONTRACT
                                  FOR THE FUND THAT WOULD REDUCE                 FIDELITY MID-CAP STOCK FUND
                                  THE MANAGEMENT FEE PAYABLE TO FMR BY THE
                                  FUND AS FMR'S ASSETS UNDER MANAGEMENT
                                  INCREASE AND WOULD MODIFY THE PERFORMANCE
                                  ADJUSTMENT CALCULATION TO CALCULATE THE
                                  FUND'S INVESTMENT PERFORMANCE AND THAT OF
                                  ITS COMPARATIVE INDEX TO THE NEAREST
                                  0.01%.

 6.                               TO APPROVE AN AMENDED MANAGEMENT CONTRACT
                                  FOR THE FUND THAT WOULD REDUCE                 FIDELITY UTILITIES FUND
                                  THE MANAGEMENT FEE PAYABLE TO FMR BY THE
                                  FUND AS FMR'S ASSETS UNDER MANAGEMENT
                                  INCREASE AND WOULD CHANGE THE COMPARATIVE
                                  SECURITIES INDEX USED FOR CALCULATING
                                  THE FUND'S MANAGEMENT FEE PERFORMANCE
                                  ADJUSTMENT.

 7.                               TO APPROVE A DISTRIBUTION AND SERVICE
                                  PLAN FOR THE FUND WHICH DESCRIBES ALL          FIDELITY EQUITY-INCOME FUND
                                  MATERIAL ASPECTS OF THE PROPOSED FINANCING
                                  FOR THE DISTRIBUTION OF FUND SHARES.

 8.                               REORGANIZATION: TO APPROVE AN AGREEMENT
                                  AND PLAN PROVIDING FOR THE                     FIDELITY MID-CAP STOCK FUND
                                  REORGANIZATION OF THE FUND FROM A SEPARATE
                                  SERIES OF ONE MASSACHUSETTS BUSINESS
                                  TRUST TO ANOTHER MASSACHUSETTS BUSINESS
                                  TRUST.

 9.                               TO ADOPT A NEW FUNDAMENTAL INVESTMENT
                                  POLICY FOR THE FUND TO INVEST ALL OF ITS       FIDELITY EQUITY-INCOME FUND,
                                  ASSETS IN ANOTHER OPEN-END INVESTMENT
                                  COMPANY MANAGED BY FMR OR AN                   FIDELITY REAL ESTATE INVESTMENT
                                  AFFILIATE WITH SUBSTANTIALLY THE SAME
                                  INVESTMENT OBJECTIVE AND POLICIES.             PORTFOLIO, FIDELITY UTILITIES FUND

 10.                              TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
                                  LIMITATION CONCERNING THE                      FIDELITY UTILITIES FUND
                                  CONCENTRATION OF ITS INVESTMENTS IN THE
                                  PUBLIC UTILITIES INDUSTRY.

 11.                              TO MAKE THE FUND'S CURRENT CURRENT
                                  FUNDAMENTAL 65% INVESTMENT POLICY              FIDELITY REAL ESTATE INVESTMENT
                                  NON-FUNDAMENTAL.                               PORTFOLIO

                                  ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

 12                               DIVERSIFICATION: TO AMEND THE DIVERSIFICATION
                                  LIMITATION TO EXCLUDE "SECURITIES OF           FIDELITY EQUITY-INCOME FUND,
                                  OTHER INVESTMENT COMPANIES" FROM ISSUER
                                  DIVERSIFICATION LIMITS.                        FIDELITY MID-CAP STOCK FUND,
                                                                                 FIDELITY UTILITIES FUND

 13                               REAL ESTATE: TO REPLACE THE NON-FUNDAMENTAL
                                  INVESTMENT POLICY CONCERNING THE               FIDELITY REAL ESTATE INVESTMENT
                                  PURCHASE AND SALE OF REAL ESTATE FOR THE       PORTFOLIO
                                  FUND WITH A FUNDAMENTAL INVESTMENT POLICY.


 FOR A FREE COPY OF FIDELITY EQUITY-INCOME FUND'S, FIDELITY REAL ESTATE INVESTMENT PORTFOLIO'S, AND FIDELITY UTILITIES FUND'S ANNUAL REPORTS FOR THE FISCAL YEAR ENDED JANUARY 31, 1998 AND FIDELITY MID-CAP STOCK FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED APRIL 30, 1998 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED JULY 31, 1998 FOR FIDELITY EQUITY INCOME FUND, FIDELITY REAL ESTATE INVESTMENT PORTFOLIO, AND FIDELITY UTILITIES FUND CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
 VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL
2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 4 THROUGH 13 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Devonshire Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 All nominees named below are currently Trustees of Fidelity Devonshire Trust and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, Marvin L. Mann, William O. McCoy, and Robert C. Pozen were selected by the trust's Nominating and Administration Committee (see page ) and were appointed to the Board in March 1997, October 1993, January 1997, and August 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, William O. McCoy, and Robert C. Pozen, each of the nominees is currently a Trustee or General Partner, as the
case may be, of    57     registered investment companies (trusts or
partnerships) advised by FMR. Mr. Gates and Mr. McCoy each is currently a Trustee or General Partner, as the case may be, of
5   4     registered investment companies (trusts or partnerships)
advised by FMR. Mr. Pozen is currently a Trustee or General Partner,
as the case may be, of 5   1     registered investment companies
(trusts or partnerships) advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

NOMINEE                PRINCIPAL OCCUPATION**                                                                      YEAR OF
(AGE)                                                                                                            ELECTION OR
                                                                                                                 APPOINTMENT
RALPH F. COX           PRESIDENT OF RABAR ENTERPRISES (MANAGEMENT CONSULTING-ENGINEERING INDUSTRY, 1994).            1991
 (66)                  PRIOR TO FEBRUARY 1994, HE WAS PRESIDENT OF GREENHILL PETROLEUM CORPORATION
                      (PETROLEUM EXPLORATION AND PRODUCTION). UNTIL MARCH 1990, MR. COX WAS PRESIDENT AND
                         CHIEF OPERATING OFFICER OF UNION PACIFIC RESOURCES COMPANY (EXPLORATION AND
                       PRODUCTION). HE IS A DIRECTOR OF USA WASTE SERVICES, INC. (NON-HAZARDOUS WASTE,
                       1993), CH2M HILL COMPANIES (ENGINEERING), RIO GRANDE, INC. (OIL AND GAS PRODUCTION),
                       AND DANIEL INDUSTRIES (PETROLEUM MEASUREMENT EQUIPMENT MANUFACTURER). IN ADDITION,
                       HE IS A MEMBER OF ADVISORY BOARDS OF TEXAS A&M UNIVERSITY AND THE UNIVERSITY OF
                       TEXAS AT AUSTIN.

PHYLLIS BURKE DAVIS    PRIOR TO HER RETIREMENT IN SEPTEMBER 1991, MRS. DAVIS WAS THE SENIOR VICE PRESIDENT           1992
 (66)                  OF CORPORATE AFFAIRS OF AVON PRODUCTS, INC. SHE IS CURRENTLY A DIRECTOR OF BELLSOUTH
                       CORPORATION (TELECOMMUNICATIONS), EATON CORPORATION (MANUFACTURING, 1991), AND THE
                       TJX COMPANIES, INC. (RETAIL STORES), AND PREVIOUSLY SERVED AS A DIRECTOR OF HALLMARK
                       CARDS, INC. (1985-1991) AND NABISCO BRANDS, INC. IN ADDITION, SHE IS A MEMBER OF THE
                       PRESIDENT'S ADVISORY COUNCIL OF THE UNIVERSITY OF VERMONT SCHOOL OF BUSINESS
                       ADMINISTRATION.

ROBERT M. GATES        CONSULTANT, AUTHOR, AND LECTURER (1993). MR. GATES WAS DIRECTOR OF THE CENTRAL INTELLIGENCE   1997
 (55)                  AGENCY (CIA) FROM 1991-1993. FROM 1989 TO 1991, MR. GATES SERVED AS ASSISTANT TO THE
                       PRESIDENT OF THE UNITED STATES AND DEPUTY NATIONAL SECURITY ADVISOR. MR. GATES IS A
                       DIRECTOR OF LUCASVARITY PLC (AUTOMOTIVE COMPONENTS AND DIESEL ENGINES), CHARLES STARK
                       DRAPER LABORATORY (NON-PROFIT), NACCO INDUSTRIES, INC. (MINING AND MANUFACTURING), AND
                       TRW INC. (ORIGINAL EQUIPMENT AND REPLACEMENT PRODUCTS). MR. GATES ALSO IS A TRUSTEE OF
                       THE FORUM FOR INTERNATIONAL POLICY AND OF THE ENDOWMENT ASSOCIATION OF THE COLLEGE OF
                       WILLIAM AND MARY. IN ADDITION, HE IS A MEMBER OF THE NATIONAL EXECUTIVE BOARD OF THE BOY
                       SCOUTS OF AMERICA.

*EDWARD C. JOHNSON 3D  PRESIDENT, IS CHAIRMAN, CHIEF EXECUTIVE OFFICER AND A DIRECTOR OF FMR CORP.; A DIRECTOR       1985
 (68)                  AND CHAIRMAN OF THE BOARD AND OF THE EXECUTIVE COMMITTEE OF FMR; CHAIRMAN AND A
                       DIRECTOR OF FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (1998), FIDELITY MANAGEMENT
                       & RESEARCH (U.K.) INC., AND FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.

E. BRADLEY JONES       PRIOR TO HIS RETIREMENT IN 1984, MR. JONES WAS CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF        1990
 (71)                  LTV STEEL COMPANY. HE IS A DIRECTOR OF TRW INC. (ORIGINAL EQUIPMENT AND REPLACEMENT
                       PRODUCTS), CONSOLIDATED RAIL CORPORATION, BIRMINGHAM STEEL CORPORATION, AND RPM,
                       INC. (MANUFACTURER OF CHEMICAL PRODUCTS), AND HE PREVIOUSLY SERVED AS A DIRECTOR OF
                       NACCO INDUSTRIES, INC. (MINING AND MANUFACTURING, 1985-1995), HYSTER-YALE MATERIALS
                       HANDLING, INC. (1985-1995), AND CLEVELAND-CLIFFS INC (MINING), AND AS A TRUSTEE OF FIRST
                       UNION REAL ESTATE INVESTMENTS. IN ADDITION, HE SERVES AS A TRUSTEE OF THE CLEVELAND
                       CLINIC FOUNDATION, WHERE HE HAS ALSO BEEN A MEMBER OF THE EXECUTIVE COMMITTEE AS
                       WELL AS CHAIRMAN OF THE BOARD AND PRESIDENT, A TRUSTEE AND MEMBER OF THE EXECUTIVE
                       COMMITTEE OF UNIVERSITY SCHOOL (CLEVELAND), AND A TRUSTEE OF CLEVELAND CLINIC FLORIDA.

DONALD J. KIRK         EXECUTIVE-IN-RESIDENCE (1995) AT COLUMBIA UNIVERSITY GRADUATE SCHOOL OF BUSINESS AND          1987
 (65)                  A FINANCIAL CONSULTANT. FROM 1987 TO JANUARY 1995, MR. KIRK WAS A PROFESSOR AT
                       COLUMBIA UNIVERSITY GRADUATE SCHOOL OF BUSINESS. PRIOR TO 1987, HE WAS CHAIRMAN OF
                       THE FINANCIAL ACCOUNTING STANDARDS BOARD. MR. KIRK IS A DIRECTOR OF GENERAL RE
                       CORPORATION (REINSURANCE), AND HE PREVIOUSLY SERVED AS A DIRECTOR OF VALUATION
                       RESEARCH CORP. (APPRAISALS AND VALUATIONS, 1993-1995). IN ADDITION, HE SERVES AS
                       CHAIRMAN OF THE BOARD OF DIRECTORS OF NATIONAL ARTS STABILIZATION INC., CHAIRMAN OF THE
                       BOARD OF TRUSTEES OF THE GREENWICH HOSPITAL ASSOCIATION, DIRECTOR OF THE YALE-NEW
                       HAVEN HEALTH SERVICES CORP. (1998), A MEMBER OF THE PUBLIC OVERSIGHT BOARD OF THE
                       AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS' SEC PRACTICE SECTION (1995), AND AS
                       A PUBLIC GOVERNOR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (1996).

*PETER S. LYNCH        VICE CHAIRMAN AND DIRECTOR OF FMR. PRIOR TO MAY 31, 1990, HE WAS A DIRECTOR OF FMR            1990
 (55)                  AND EXECUTIVE VICE PRESIDENT OF FMR (A POSITION HE HELD UNTIL MARCH 31, 1991); VICE
                       PRESIDENT OF FIDELITY MAGELLAN FUND AND FMR GROWTH GROUP LEADER; AND MANAGING
                       DIRECTOR OF FMR CORP. MR. LYNCH WAS ALSO VICE PRESIDENT OF FIDELITY INVESTMENTS CORPORATE
                       SERVICES (1991-1992). IN ADDITION, HE SERVES AS A TRUSTEE OF BOSTON COLLEGE,
                       MASSACHUSETTS EYE & EAR INFIRMARY, HISTORIC DEERFIELD (1989) AND SOCIETY FOR THE
                       PRESERVATION OF NEW ENGLAND ANTIQUITIES, AND AS AN OVERSEER OF THE MUSEUM OF FINE ARTS
                       OF BOSTON.

WILLIAM O. MCCOY       VICE PRESIDENT OF FINANCE FOR THE UNIVERSITY OF NORTH CAROLINA (16-SCHOOL SYSTEM, 1995).      1997
 (65)                  PRIOR TO HIS RETIREMENT IN DECEMBER 1994, MR. MCCOY WAS VICE CHAIRMAN OF THE BOARD OF
                       BELLSOUTH CORPORATION (TELECOMMUNICATIONS, 1984) AND PRESIDENT OF BELLSOUTH ENTERPRISES
                       (1986). HE IS CURRENTLY A DIRECTOR OF LIBERTY CORPORATION (HOLDING COMPANY, 1984), WEEKS
                       CORPORATION OF ATLANTA (REAL ESTATE, 1994), CAROLINA POWER AND LIGHT COMPANY (ELECTRIC
                       UTILITY, 1996) AND THE KENAN TRANSPORT CO. (1996). PREVIOUSLY, HE WAS A DIRECTOR OF FIRST
                       AMERICAN CORPORATION (BANK HOLDING COMPANY, 1979-1996). IN ADDITION, MR. MCCOY SERVES
                       AS A MEMBER OF THE BOARD OF VISITORS FOR THE UNIVERSITY OF NORTH CAROLINA AT CHAPEL HILL
                       (1994) AND FOR THE KENAN-FLAGER BUSINESS SCHOOL (UNIVERSITY OF NORTH CAROLINA AT CHAPEL
                       HILL, 1988).

GERALD C. MCDONOUGH    CHAIRMAN OF G.M. MANAGEMENT GROUP (STRATEGIC ADVISORY SERVICES). MR. MCDONOUGH IS             1989
 (70)                  A DIRECTOR OF YORK INTERNATIONAL CORP. (AIR CONDITIONING AND REFRIGERATION), COMMERCIAL
                       INTERTECH CORP. (HYDRAULIC SYSTEMS, BUILDING SYSTEMS, AND METAL PRODUCTS, 1992),
                       CUNO, INC. (LIQUID AND GAS FILTRATION PRODUCTS, 1996), AND ASSOCIATED ESTATES REALTY
                       CORPORATION (A REAL ESTATE INVESTMENT TRUST, 1993). MR. MCDONOUGH SERVED AS A
                       DIRECTOR OF ACME-CLEVELAND CORP. (METAL WORKING, TELECOMMUNICATIONS, AND ELECTRONIC
                       PRODUCTS) FROM 1987-1996 AND BRUSH-WELLMAN INC. (METAL REFINING) FROM 1983-1997).

MARVIN L. MANN         CHAIRMAN OF THE BOARD OF LEXMARK INTERNATIONAL, INC. (OFFICE MACHINES, 1991). PRIOR TO        1993
 (65)                  1991, HE HELD THE POSITIONS OF VICE PRESIDENT OF INTERNATIONAL BUSINESS MACHINES
                       CORPORATION ("IBM") AND PRESIDENT AND GENERAL MANAGER OF VARIOUS IBM DIVISIONS AND
                       SUBSIDIARIES. MR. MANN IS A DIRECTOR OF M.A. HANNA COMPANY (CHEMICALS, 1993) AND
                       IMATION CORP. (IMAGING AND INFORMATION STORAGE, 1997).

*ROBERT C. POZEN       SENIOR VICE PRESIDENT, IS ALSO PRESIDENT AND A DIRECTOR OF FMR (1997); AND PRESIDENT AND      1997
 (52)                  A DIRECTOR OF FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (1998), FIDELITY MANAGEMENT &
                       RESEARCH (U.K.) INC. (1997), AND FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC. (1997).
                       PREVIOUSLY, MR. POZEN SERVED AS GENERAL COUNSEL, MANAGING DIRECTOR, AND SENIOR VICE
                       PRESIDENT OF FMR CORP.

THOMAS R. WILLIAMS     PRESIDENT OF THE WALES GROUP, INC. (MANAGEMENT AND FINANCIAL ADVISORY SERVICES). PRIOR TO     1989
 (70)                  RETIRING IN 1987, MR. WILLIAMS SERVED AS CHAIRMAN OF THE BOARD OF FIRST WACHOVIA
                       CORPORATION (BANK HOLDING COMPANY), AND CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF THE
                       FIRST NATIONAL BANK OF ATLANTA AND FIRST ATLANTA CORPORATION (BANK HOLDING COMPANY). HE IS
                       CURRENTLY A OF DIRECTOR OF CONAGRA, INC. (AGRICULTURAL PRODUCTS), GEORGIA POWER COMPANY
                       (ELECTRIC UTILITY), NATIONAL LIFE INSURANCE COMPANY OF VERMONT, AMERICAN SOFTWARE, INC., AND
                       APPLESOUTH, INC. (RESTAURANTS, 1992).


** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of July 31, 1998 the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended January 31, 1998 for Fidelity Equity-Income Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund and eleven times during the twelve months ended April 30, 1998 for Fidelity Mid-Cap Stock Fund. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended January 31, 1998 for Fidelity Equity-Income Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund, and the twelve months ended April 30, 1998 for Fidelity Mid-Cap Stock Fund, the committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones, and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended January 31, 1998 for Fidelity Equity-Income Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund, and the twelve months ended April 30, 1998 for Fidelity Mid-Cap Stock Fund, the committee held no meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended January 31, 1998 (for Fidelity Equity-Income Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund) and April 30, 1998 (for Fidelity Mid-Cap Stock Fund), or calendar year ended December 31, 1997, as applicable.



COMPENSATION TABLE
AGGREGATE
COMPENSATION
FROM A FUND
J.          RALPH     PHYLLIS  ROBERT    EDWARD C. E.       DONALD    PETER   WILLIAM   GERALD C.  MARVIN  ROBERT  THOMAS
GARY        F.        BURKE    M.        JOHNSON   BRADLEY  J.        S.      O.        MCDONOUGH  L.      C.      R.
BURKHEAD
**,#        COX       DAVIS    GATES     3D**      JONES    KIRK      LYNCH** MCCOY                MANN    POZEN
                                                                                                              **  WILLIAMS

EQUITY-INCOME
$0          $7,316    $7,175   $6,885    $0        $7,223   $7,223    $0      $7,514    $9,032     $7,207     $0  $7,316
FUNDB,C,E

MID-CAP STOCK
$0          $583      $583     $593      $0        $583      $583     $0      $593      $727       $575       $0   $583
FUNDB

REAL ESTATE
$0          $917      $897     $856      $0        $904      $904      $0      $940     $1,131     $905       $0   $917
INVESTMENT
PORTFOLIOB

UTILITIES
FUNDB,D,F
$0          $535      $523      $495      $0        $527      $527      $0      $530      $658      $526      $0   $535

TOTAL
$0          $214,500  $210,000  $176,000  $0        $211,500  $211,500  $0      $214,500  $264,500  $214,500  $0   $214,500
COMPENSATION
FROM THE
FUND
COMPLEX*,A


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
# J. Gary Burkhead served on the Board of Trustees through July 31, 1997. Effective August 1, 1997, Mr. Burkhead serves as a Member of the Advisory Board of the trust.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $3,462, Phyllis Burke Davis, $3,462, Robert M. Gates, $3,246, E. Bradley Jones, $3,462, Donald J. Kirk, $3,462, William O. McCoy, $3,522, Gerald C. McDonough, $4,039, Marvin L. Mann, $3,462, and Thomas R. Williams, $3,462.
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $253, Phyllis Burke Davis, $253, Robert M. Gates, $233, E. Bradley Jones, $253, Donald J. Kirk, $253, William O. McCoy, $257, Gerald C. McDonough, $295, Marvin L. Mann, $253, and Thomas R. Williams, $253.
E For the fiscal year ended January 31, 1998 for Fidelity Equity-Income Fund, certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $2,887; Marvin L. Mann, $2,887; William O. McCoy, $257; and Thomas R. Williams, $2, 887.
F For the fiscal year ended January 31, 1998 for Fidelity Utilities Fund, certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $210; Marvin L. Mann, $210; William O. McCoy, $19; and Thomas R. Williams, $210.
 Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.
 By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund, to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised each fund that it has no direct or material indirect ownership interest in each fund.
 For the funds' most recently completed fiscal years, the firm of Coopers & Lybrand L.L.P. acted as each fund's independent accountants. Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP combined their businesses and practices and began doing business as PricewaterhouseCoopers LLP.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.
 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.
 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.
 Adoption of the New Declaration of Trust will NOT result in any changes in the funds' Trustees or officers or in the investment policies and shareholder services described in the funds' current prospectuses.
 Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On July 16, 1998, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.
 The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.
 IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.
 SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST. REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES. Unlike the
Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate the trust or any of its series. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.
 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trust or a fund to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the trust or any of its series and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.
 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.
 As discussed above, before allowing a trust or fund reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any transaction.
 The New Declaration of Trust does NOT give the Trustees the authority to merge a fund with another operating mutual fund or sell all of a fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.
 FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.
 MASTER FEEDER FUND STRUCTURE. The New Declaration of Trust clarifies that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company (Master Feeder Fund Structure). The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure. The purpose of a Master Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, Fidelity Equity-Income Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund policies do not allow for such
investments. Proposal 9 on page         seeks the approval of Fidelity
Equity-Income Fund's, Fidelity Real Estate Investment Portfolio's, and Fidelity Utilities Fund's shareholders to adopt a fundamental investment policy to permit investment in another open-end investment company with substantially the same investment objective and policies. For more information on the Master Feeder Fund Structure, see Proposal
9 on page        .
    FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a master fund, the Trustees believe it could be in the best interest of Fidelity Equity-Income Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund to adopt such a structure at a future date. If approved, the New Declaration of Trust would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Master Feeder Fund Structure is permitted under a fund's investment policies (see Proposal 9), if they determine that a Master Feeder Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to a fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Master Feeder Fund Structure.
 OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.
 In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:
 1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR and the trust, on behalf of each fund, to amend the fund's respective Management Contract subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to authorize all such amendments. A corresponding change is also proposed for the funds' Management Contracts. For more information on this topic generally as it relates to each fund, see "Modification of
Management Contract Amendment Provisions" on page         for Fidelity
Equity-Income Fund and Fidelity Real Estate Investment Portfolio, page
        for Fidelity Mid-Cap Stock Fund, and page         for Fidelity
Utilities Fund.
 2. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, short-term trading fees) may be imposed upon redemption of a fund's shares.
 3. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.
 4. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.
 5. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.
 6. As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.
 7. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.
 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.
4. TO APPROVE AMENDED MANAGEMENT CONTRACTS FOR FIDELITY EQUITY-INCOME FUND AND FIDELITY REAL ESTATE INVESTMENT PORTFOLIO.
 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). Each fund's Amended Contract modifies the management fee that FMR receives from each fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, each Amended Contract allows FMR and the trust, on behalf of each fund, to modify each Management Contract subject to the requirements of the 1940 Act. The existing Management Contracts (Present Contracts) currently require the vote of a majority of each fund's outstanding voting securities to authorize all amendments. See "Modification of
Management Contract Amendment Provisions" on page         for more
details. EACH AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT CONTRACTS FOR EACH FUND. (For information on FMR, see the section entitled "Activities and Management of FMR" on page .)
 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACTS. Copies of each Amended Contract, marked to indicate the proposed amendments, are supplied as Exhibit 2 on page for Fidelity Equity-Income Fund and
Exhibit 3 on page for Fidelity Real Estate Investment Portfolio. Except for the modifications discussed above, they are substantially identical to their Present Contracts. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page .) If approved by shareholders, each Amended Contract will take effect on December 1, 1998 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 1999 and thereafter, but only as long as their continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote
of either a majority of the Trustees or    by the vote of     a
majority of the outstanding shares of each fund. If an Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1999, and thereafter only as long as their continuance is approved at least annually as described above.
 The management fee is an    annual     percentage of each fund's
average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. Each Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $210 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. Each Amended Contract would not change the group fee calculation for assets under management by FMR of $210 billion or less. Above $210 billion in assets under
   FMR's     management, the Group Fee Rate declines under each fund's
Present Contract and Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in each fund's Present Contract have been voluntarily implemented by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. Each Amended Contract adds 10 new fee breakpoints for assets under management by FMR above $210 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page .)
GROUP FEE RATE BREAKPOINTS
     PRESENT CONTRACT          AMENDED CONTRACT

AVERAGE GROUP  PRESENT    AVERAGE GROUP    AMENDED
ASSETS         CONTRACT*  ASSETS           CONTRACT
($ BILLIONS)              ($ BILLIONS)

OVER 174       .3000%     174 - 210        .3000%

                          210 - 246        .2950%

                          246 - 282        .2900%

                          282 - 318        .2850%

                          318 - 354        .2800%

                          354 - 390        .2750%

                          390 - 426        .2700%

                          426 - 462        .2650%

                          462 - 498        .2600%

                          498 - 534        .2550%

                          OVER        534  .2500%

The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE GROUP FEE RATES
GROUP NET     PRESENT    AMENDED
ASSETS        CONTRACT*  CONTRACT
($ BILLIONS)

150           .3371%     .3371%

200           .3284%     .3284%

250           .3227%     .3219%

300           .3190%     .3163%

350           .3162%     .3113%

400           .3142%     .3067%

450           .3126%     .3024%

500           .3114%     .2982%

550           .3103%     .2942%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 Average assets under FMR's management for the    month ended     July
31, 1998 were approximately $648 billion.
 COMPARISON OF MANAGEMENT FEES. For the month ended July 31, 1998,
average assets under management by FMR were    approximately     $648
billion. Fidelity Equity-Income Fund's and Fidelity Real Estate Investment Portfolio's management fee rates under each fund's Amended Contract, for the month ended July 31, 1998, would have been 0.4675% and 0.5875%, respectively, compared to 0.4888% and 0.6088%, respectively, under the Present Contracts. The management fee rate remains the same under both the Present Contracts and each Amended Contract until assets under FMR's management exceed $210 billion, at which point the management fee rate under each Amended Contract begins to decline relative to the Present Contracts.
 The following chart compares each fund's management fee as calculated under the terms of the Present Contracts for the fiscal year ended January 31, 1998 to the management fee each fund would have incurred if an Amended Contract had been in effect.

FUND NAME                         PRESENT CONTRACT  AMENDED CONTRACT   PERCENTAGE DIFFERENCE
                                  MANAGEMENT FEE*   MANAGEMENT FEE

EQUITY-INCOME FUND                $ 87,442,785      $ 84,814,476        (3.01)%

REAL ESTATE INVESTMENT PORTFOLIO  $ 13,856,588      $ 13,536,829        (2.31)%


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 The following chart compares each fund's management fee under the terms of the Present Contract for the twelve month period ended July 31, 1998 to the management fee each fund would have incurred if each Amended Contract had been in effect.

FUND NAME                         PRESENT CONTRACT      AMENDED CONTRACT      PERCENTAGE DIFFERENCE
                                  MANAGEMENT FEE*       MANAGEMENT FEE

EQUITY-INCOME FUND                $ 107,   902,316      $ 103,   865,729       (3.7   4    )%

REAL ESTATE INVESTMENT PORTFOLIO  $ 13,412,928          $ 13,023,221           (2.91)%


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
               MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT
PROVISIONS. The Amended Contracts allow FMR and the trust, on behalf of each fund, to amend the Management Contracts subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contracts explicitly require the vote of a majority of the outstanding voting securities of each fund to authorize all amendments. Generally, the proposed modification to the Present Contracts' amendment provisions will allow FMR and the trust, on behalf of each fund, to amend the Management Contracts without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, each Amended Contract would give FMR and the trust the ability to amend the Management Contracts to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contracts subject to 1940 Act constraints. Of course, any future amendments to the Management Contracts would require the approval of each fund's Board of Trustees.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present each Amended Contract to shareholders was approved by the Board of Trustees of each fund, including all of the Independent Trustees, on July 16, 1998. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993. The Board of Trustees received materials relating to each Amended Contract in advance of the meeting at which each Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings, the Trustees received materials specifically relating to each Amended Contract. These materials included (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, (iii) the economic outlook and the general investment outlook in the markets in which each fund invests, and (iv) notable changes in each fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets,
(4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions and
(7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including each fund's shareholders.
 In considering each Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of each Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the
Independent Trustees at least annually    review     the background of
each fund's portfolio manager and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under each fund's Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contracts' amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contracts without the delays and potential costs of a proxy solicitation.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contracts' amendment provisions, are in the best interest of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of an Amended Contract to shareholders of each fund and recommends that shareholders of each fund vote FOR each Amended Contract. If approved, each Amended Contract will take effect on the first day of the first month following shareholder approval.
5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY MID-CAP
STOCK FUND.
 The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page for more details. (For information on FMR, see the section entitled "Activities and Management of FMR," on page .)
 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.30%. The Basic Fee rate for the fund's fiscal year ended April 30, 1998
(not including the fee amendments discussed below) was 0.   6036    %.
 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the Standard & Poor's MidCap 400 Index (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.
 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion, (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%, and (3) allow FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page for more details.
 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets
under management (   approximately     $648 billion as of July 31,
1998), the changes to the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the fund has paid lower management fees as a result. For the fund's fiscal year ended April 30, 1998, the management fee using the proposed Group Fee reductions (including the Performance Adjustment) was 0.5960% of the fund's average net assets. The Group Fee reductions lowered the management fee rate by 0.0091% compared to the rate FMR was entitled to receive under the Present
Contract    (    0.6   051    %   )    .
 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding
method for the Performance Adjustment would have    increased     the
management fee rate for the fiscal year ended April 30, 1998    by
0.0001% of the Funds average net assets for the year    .
 COMBINED EFFECT OF FEE CHANGES. For the fiscal year ended April 30, 1998, the Group Fee reductions and the changes to the Performance
Adjustment would have resulted in a    0.0090    % reduction in the
total management fee. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.
 A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 4 on page . Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts," on page .) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1999 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the
Trustees or    by the vote of     a majority of the outstanding shares
of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1999, and thereafter only as long as its continuance is approved at least annually as
described     above.
 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract revises the current fee breakpoints for assets under FMR's management above $210 billion and adds seven new
fee breakpoints for assets under    FMR's     management above $318
billion as illustrated in the following table. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contracts" on page .)
GROUP FEE RATE BREAKPOINTS
      PRESENT CONTRACT              AMENDED CONTRACT

AVERAGE GROUP  PRESENT      AVERAGE     GROUP  AMENDED
ASSETS         CONTRACT  ASSETS                CONTRACT
($ BILLIONS)             ($ BILLIONS)

174 - 228      .3000%    174 - 210             .3000%

228 - 282      .2950%    210 - 246             .2950%

282 - 336      .2900%    246 - 282             .2900%

OVER 336       .2850%    282 - 318             .2850%

                         318 - 354             .2800%

                         354 - 390             .2750%

                         390 - 426             .2700%

                         426 - 462             .2650%

                         462 - 498             .2600%

                         498 - 534             .2550%

                         OVER        534       .2500%

 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management
Contracts" on page .)
EFFECTIVE GROUP FEE RATES
GROUP    NET      PRESENT   AMENDED
ASSETS            CONTRACT  CONTRACT
($ BILLIONS)

150               .3371%    .3371%

200               .3284%    .3284%

250               .3223%    .3219%

300               .3175%    .3163%

350               .3133%    .3113%

400               .3098%    .3067%

450               .3070%    .3024%

500               .3048%    .2982%

550               .3030%    .2942%

 FMR voluntarily adopted various additional Group Fee breakpoints for
group assets over $210 billion    listed above     in 1994 and 1996.
Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996. Group assets for July 31, 1998 were approximately $648 billion.
 MODIFICATIONS TO PERFORMANCE ADJUSTMENT - ROUNDING METHOD. The annual Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.
 During fiscal 1998, using the more precise rounding methodology, the impact on the annual performance fee rate would have been
0   .000    1% as a percentage of the fund's average net assets for
the year.
 COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for fiscal 1998 to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.



                      PRESENT CONTRACT                     AMENDED CONTRACT                         DIFFERENCE

                      $             %                   $                 %                      $                  %

BASIC FEE         9,531,961     0    .6036       9,388,56   4         0    .5945         (143,39   7    )    (   0.0091    )

PERFORMANCE
ADJUSTMENT           23,736     0    .0015          24,635            0    .001   6              899             0.0001

TOTAL MANAGEMENT
FEE               9,55   5,697  0    .6051       9,41   3,199         0    .596   1      (14   2,498    )    (   0.0090    )


 The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended April 30, 1998 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract had been in effect during the same period.
 The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of average net assets.
COMPARATIVE    EXPENSE     TABLE
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
                               PRESENT CONTRACT  AMENDED CONTRACT

MANAGEMENT FEE                 0.6051%              0    .596   1    %

12B-1 FEE                      NONE              NONE

OTHER EXPENSES                 0.30   14    %       0    .30   14    %

TOTAL FUND OPERATING EXPENSES  0.   9065    %       0    .   8975    %

 A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been
0.8   733    % under the Present Contract and 0.8   643    % under the
Amended Contract.
 EXAMPLE: The following table illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                  1 YEAR  3 YEARS  5 YEARS  10 YEARS

PRESENT CONTRACT  $ 9     $ 29     $ 50     $ 11   2

AMENDED CONTRACT  $ 9     $ 29     $ 50     $ 11   0

 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.
 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees. MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the
Independent Trustees   ,     on July 16, 1998. The Board of Trustees
considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995 and June to July 1994, and the modifications to the Performance Adjustment calculation during the period from June to July 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with
their monthly meetings   , the     Trustees received materials
specifically relating to the Amended Contract. These materials included: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and character of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the
Independent Trustees at least annually    review     the background of
the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.
 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
6. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY UTILITIES
FUND.
 The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies (i) two aspects of the management fee that FMR receives from the fund for managing its investments and business affairs, and (ii) one other provision of the fund's existing management contract with FMR (the Present Contract).
 CURRENT MANAGEMENT FEE. The fund's management fee is calculated and paid monthly and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.20%. The Basic Fee rate for the fund's fiscal year ended January 31, 1998
(not including the fee amendments discussed below) was    0    .5046%.
 The Performance Adjustment is a positive or negative dollar amount applied to the Basic Fee and is based on the fund's performance and assets for the most recent 36 months. If the fund outperforms its current comparative securities index, the Standard & Poor's Utilities Index (the Current Index), over 36 months, FMR receives a positive Performance Adjustment, which increases the management fee. If the fund underperforms the Current Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum rate of 0.15% if the fund outperforms or underperforms the Current Index by 7.5% or more over the performance period. Performance of the fund and the Current Index are rounded to the nearest 0.01% for purposes of the calculation. Under the Present Contract, the Performance Adjustment for the fund's fiscal year ended January 31,
1998 equaled    0    .1074% of the fund's average net assets for the
year.
 PROPOSED MANAGEMENT CONTRACT AMENDMENTS. The Amended Contract would
(1) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion; (2) PROSPECTIVELY change the comparative securities index used to calculate the fund's Performance Adjustment from the Current Index to the Russell 3000 Utilities Index (the Proposed Index); and (3) allow FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act (the Present Contract requires the vote of a majority of the fund's outstanding voting securities to authorize all
amendments    -     see "Modification of Management Contract Amendment
Provisions" on page         for more details). The financial impact of
the proposed changes to the management fee is summarized briefly in the following paragraphs. The changes are discussed in detail in the remainder of the proposal.
 IMPACT OF PROPOSED GROUP FEE RATE REDUCTION. At FMR's current level
of assets under management (   approximately     $648 billion as of
July 31, 1998), the changes to the Group Fee rate reduce FMR's management fee. (FMR has already voluntarily implemented the proposed Group Fee reductions pending shareholder approval, and the fund has paid lower management fees as a result.) For the fund's fiscal year ended January 31, 1998, the management fee using the proposed Group Fee reductions (and including the Performance Adjustment as presently
calculated under the Present Contract) was    0    .6046% of the
fund's average net assets. The proposed Group Fee reductions lower the
management fee rate by    0    .0074% of the fund's average net assets
for the year compared to the rate FMR was entitled to receive under
the Present Contract (   0    .   6120    %).
 IMPACT OF PROPOSED CHANGE IN PERFORMANCE ADJUSTMENT INDEX. To more fully depict the financial effect of the proposed index change, the following figures assume, for fiscal 1998, a complete substitution of the rolling 36 month historical performance of the Proposed Index for the rolling 36 month historical performance of the Current Index. Under the terms of the Amended Contract, the proposed change in the fund's Performance Adjustment index will actually occur on a gradual basis over the 36 month period after shareholder approval of the Amended Contract. See "Implementation of Change in Performance Adjustment Index" on page for details.
 For the fund's fiscal year ended January 31, 1998, using the rolling 36 month historical performance of the Proposed Index instead of the rolling 36 month historical performance of the Current Index produces
a Performance Adjustment of    0    .07   51    % of the fund's
average net assets for the year. Thus, for fiscal 1998, substituting the Proposed Index's historical performance for the Current Index's performance (and using the Present Contract's Group Fee breakpoints without the proposed reductions) reduces the fund's management fee by
$   429,644     and lowers the management fee rate by
   0    .0   323    % of the fund's average net assets for the year
compared to the rate FMR was entitled to receive under the Present
Contract (   0    .6120%).
 COMBINED EFFECT OF PROPOSED FEE CHANGES. Assuming both the proposed Group Fee reductions and the proposed change in Performance Adjustment
   I    ndex had been in effect during the fund's fiscal year ended
January 31, 1998, the fund's total management fee for fiscal 1998
would have decreased by    0    .03   97    % of the fund's average
net assets for the year. The future impact of the proposed fee changes will depend on many different factors and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. The proposed change to the Performance Adjustment Index will either increase the management fee or reduce it, depending on the performance of the fund and the relative performance of the Proposed Index.
 PRESENT AND AMENDED CONTRACTS. FMR is the fund's investment adviser pursuant to a management contract dated September 1, 1994, which was approved by shareholders on August 3, 1994. (For information on FMR, see the section entitled "Activities and Management of FMR," on page
 .) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 5 on page . Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts," on page .) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1999 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1999, and thereafter only as long as its continuance is approved at least annually as above.
 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract revises the current fee breakpoints for assets under management by FMR above $210 billion and adds seven new fee breakpoints for assets under FMR's management above $318 billion as illustrated in the following table. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contracts" on page .)
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT                            AMENDED CONTRACT

AVERAGE GROUP ASSETS  PRESENT      AVERAGE     GROUP ASSETS  AMENDED
($ BILLIONS)          CONTRACT  ($ BILLIONS)                 CONTRACT

174-228               .3000%    174-210                      .3000%

228-282               .2950%    210-246                      .2950%

282-336               .2900%    246-282                      .2900%

OVER 336              .2850%    282-318                      .2850%

                                318-354                      .2800%

                                354-390                      .2750%

                                390-426                      .2700%

                                426-462                      .2650%

                                462-498                      .2600%

                                498-534                      .2550%

                                OVER 534                     .2500%

 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management
Contracts" on page .)
EFFECTIVE GROUP FEE RATES
GROUP NET ASSETS  PRESENT   AMENDED
($ BILLIONS)      CONTRACT  CONTRACT

150               .3371%    .3371%

200               .3284%    .3284%

250               .3223%    .3219%

300               .3175%    .3163%

350               .3133%    .3113%

400               .3098%    .3067%

450               .3070%    .3024%

500               .3048%    .2982%

550               .3030%    .2942%

 FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $210 billion listed above in 1994 and 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996. Group assets for July 31, 1998 were approximately $648 billion.
 CHANGE IN PERFORMANCE ADJUSTMENT INDEX
 COMPARISON OF PROPOSED AND CURRENT INDICES. Under the Present Contract, the fund's Performance Adjustment is based on a comparison of the fund's performance (including expenses) to the performance of its Current Index, the Standard & Poor's Utilities Index. If the proposal is approved, the fund will change its Performance Adjustment
   I    ndex prospectively to the Proposed Index, the Russell 3000
Utilities Index.
 The Proposed Index provides significantly more comprehensive coverage of utility companies than the Current Index. As currently constituted, the Current Index is composed of only 37 companies and is dominated by electric utilities. Moreover, the Current Index excludes the securities of telephone companies, which, until their removal from the index in mid-1996, represented more than half of its capitalization. Unlike the Current Index, the Proposed Index contains over 200 stocks and includes securities of telephone, cable television and radio companies. As defined in the fund's prospectus, the term "public utility companies" includes companies that provide electricity, natural gas, water, public communication services, or sanitary services to the public. The Proposed Index includes this broad range of investments while the Current Index does not. By providing greater coverage of utility companies, the Proposed Index is more representative of the fund's possible investment universe and is, therefore, a more appropriate performance benchmark.
 Because the fund's non-fundamental 65% name test policy has always included telephone companies, the proposed change in the fund's
Performance Adjustment    I    ndex will not necessitate any changes
to this policy. (Telephone companies currently represent approximately 60% of the Proposed Index. As of July 31, 1998, the fund's weighting
in telephone companies was approximately    46    % of its assets.)
Unrelated to the change in the fund's Performance Adjustment
   I    ndex, the Board of Trustees is proposing to modify the fund's fundamental concentration policy as well as the fund's name test policy by deleting the term "public" from each the policy. The intent of the proposed modification is to further clarify the policies. See Proposal 10 on page for more information.
 IMPLEMENTATION OF CHANGE IN PERFORMANCE ADJUSTMENT INDEX. If the proposal is approved, the change in the fund's Performance Adjustment
   I    ndex will be implemented on a prospective basis beginning with the first day of the month following shareholder approval. However, because the Performance Adjustment is based on a rolling 36 month measurement period, comparisons to the Proposed Index will not be fully implemented for 36 months after shareholder approval. During this transition period, the fund's returns will be compared to a 36 month blended index return that reflects the performance of the Proposed Index for the portion of the performance period subsequent to its adoption and the performance of Current Index for the remainder of the period. For example, the Performance Adjustment for the first full month following shareholder approval would be calculated by comparing the fund's performance over the 36 month performance period to a blended index return calculated using the Current Index's performance for the first 35 months of the performance period and the Proposed Index's performance for the 36th month. Each month for the following 35 months, the blended index return would reflect an additional month of the Proposed Index's performance and one less month of the Current Index's performance. At the conclusion of the transition period, the performance of the Current Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the performance of the Proposed Index.
 COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee for the fiscal year ended January 31, 1998 as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) to the management fee the fund would have incurred if both the proposed Group Fee reductions and the proposed change in Performance Adjustment
   I    ndex had been in effect. For this purpose, the Performance
Adjustment amounts presented for the Amended Contract for fiscal 1998 have been calculated using the rolling 36 month historical performance of the Proposed Index during the period. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.



                            PRESENT CONTRACT                     AMENDED CONTRACT                      DIFFERENCE

                         $                    %               $                 %                   $              %

BASIC FEE           6,729,921             0    .5046       6,630,766         0    .4972            (99,155)  (   0    .0074)

PERFORMANCE
ADJUSTMENT          1,431,734             0    .1074       1,002,   090      0    .0751           (429,64   4)  (0.0323    )

TOTAL MANAGEMENT
FEE                 8,161,655             0    .6120       7,632,85   6      0    .5723           (528,79   9)  (0.0397    )


 The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended January 31, 1998 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if both the proposed Group Fee reductions and the proposed change in
Performance Adjustment    I    ndex had been in effect during the same
period. As with the table above, the Performance Adjustment incorporated in the management fee expense listed for the Amended Contract has been calculated using the rolling 36 month historical performance of the Proposed Index during fiscal 1998.
 The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of average net assets.
COMPARATIVE    EXPENSE     TABLE
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
                               PRESENT CONTRACT  AMENDED CONTRACT

MANAGEMENT FEE                 0.6   12    0%       0    .5   723    %

12B-1 FEE                      NONE              NONE

OTHER EXPENSES                 0.27   02    %       0    .27   02    %

TOTAL FUND OPERATING EXPENSES  0.8   822    %       0    .8   425    %

 A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been
0.8   589    % under the Present Contract and 0.8   192    % under the
Amended Contract.
 EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                  1 YEAR  3 YEARS  5 YEARS      10 YEARS

PRESENT CONTRACT  $ 9     $ 28     $ 4   9      $ 10   9

AMENDED CONTRACT  $ 9     $ 27     $ 47         $ 10   4

 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.
        MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the
Independent Trustees   ,     on July 16, 1998. The Board of Trustees
considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995 and June to July 1994, and the change to the Performance Adjustment
   I    ndex during the two month period from June to July 1998. The
Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings, the Trustees received materials
   specifically relating     to the Amended Contract. These materials
included: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and character of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the
Independent Trustees at least annually    review     the background of
the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also
concluded    it would be appropriate to change the group fee structure
as proposed herein. The Independent Trustees also considered factors bearing on the choice of the fund's Performance Adjustment Index including the nature of securities involved in such index and the nature of securities held and permitted to be held by the fund.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable,
(ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule, the proposed
change to the fund's Performance Adjustment    I    ndex, and the
proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the month following shareholder approval.
7. TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR FIDELITY EQUITY-INCOME FUND.
 The Board of Trustees has approved, and recommends that shareholders of Fidelity Equity-Income Fund approve a Distribution and Service Plan (the Plan) for the fund. A copy of the Plan is attached to this Proxy
Statement as Exhibit 6    on page     .
 THE PLAN. The Plan was approved by the Board of Trustees as provided for by Rule 12b-1 (the Rule) promulgated by the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act). The Rule provides that an investment company (e.g., a mutual fund) acting as a distributor of its shares must do so pursuant to a written Plan "describing all material aspects of the proposed financing of distribution.'' Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.''
 The Plan is designed to avoid legal uncertainties which may arise from the ambiguity of the phrase "primarily intended to result in the sale of shares'' and from the term "indirectly'' as used in the Rule. The SEC has neither approved nor disapproved the Plan.
 The Plan contemplates that all expenses relating to the distribution of fund shares shall be paid for by FMR, or Fidelity Distributors Corporation (FDC), a wholly owned subsidiary of FMR Corp., out of past profits and other resources, including management fees paid by a fund to FMR. The Plan also recognizes that FMR, either directly or through FDC, may make payments from these sources to securities dealers and to other third parties who engage in the sale of fund shares or who render shareholder services. The Plan provides that, to the extent that the fund's payment of management fees to FMR might be considered to constitute the "indirect'' financing of activities "primarily intended to result in the sale of shares,'' such payment is expressly authorized. THE PLAN DOES NOT AUTHORIZE PAYMENTS BY THE FUND OTHER THAN THOSE THAT ARE TO BE MADE TO FMR UNDER ITS MANAGEMENT CONTRACT.
 The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
 Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.
 The Plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by the Rule. If approved by shareholders, the Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons'' of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be amended at any time by the Trustees, except that it may not be amended to authorize direct payments by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund or to increase materially the amount spent by the fund for distribution without the approval of a majority of the outstanding shares of the fund and the Trustees. In addition, any amendment of the fund's Management Contract to increase the amount paid by the fund to FMR shall be effective only upon approval by vote of a majority of the outstanding voting securities of the fund. All material amendments to the Plan also must be approved by a majority of the non-interested Trustees. The Plan, and any agreements related to the Plan, may be terminated at any time by a vote of the majority of the non-interested Trustees or by a vote of the majority of the outstanding shares of the fund. The Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the fund, and the purposes for which such expenditures were made. As required by the Rule, while the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be committed to the discretion of the non-interested Trustees then in office.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the Plan, the Board considered a variety of factors and was advised by counsel who are not counsel to FMR or FDC. The Trustees believe that the fees paid by the fund to FMR under the Management Contract, are fair and reasonable, that the services provided thereunder are necessary and appropriate for the fund and its shareholders, and that the fund does not indirectly finance the distribution of its shares in contravention of the Rule. Nonetheless, the Trustees concluded that adoption of the Plan would avoid legal uncertainties which might arise as a result of what they and FMR believes to be potentially subjective and ambiguous language contained in the Rule and in public releases issued by the SEC in connection with the proposal and adoption of the Rule (SEC Releases). The Trustees believe that the adoption of the Plan is advisable to minimize such legal uncertainties and to provide other benefits to the fund and its shareholders.
 The Trustees noted that the fund's Plan does not involve any direct payment by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund, and that any amendment of the fund's Management Contract with FMR to increase the amount paid by the fund thereunder would require approval of both the Trustees and the fund's shareholders. The Trustees also considered the factors suggested in the SEC Releases including: the need for independent counsel or experts to assist the Trustees in reaching a determination; the nature and causes of the problems and circumstances which made consideration of a Plan appropriate; the way in which a Plan would resolve or alleviate the problems, including the nature and approximate amount of the expenditures contemplated by the Plan; the merits of possible alternatives to the Plan; the interrelationship between the Plan and the activities of FMR in financing the distribution of the fund's shares; the possible benefits of the Plan to FMR and its affiliates relative to those expected to accrue to the fund; and consequently the effects of the Plan on existing shareholders.
 The reduction in legal uncertainties arising from the potentially subjective and ambiguous language that appears in the Rule and in the SEC Releases enables the Trustees, in connection with their review of the fund's Management Contract with FMR, to consider the full range of services provided by FMR and FDC, including services which may be related to the distribution of the fund's shares. In addition, the Board of Trustees considered alternatives to the Plan, including direct payments by the fund to FDC and/or third parties and the implementation of a sales load. The Trustees believe it is appropriate to ensure that FMR and FDC have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to approval of the Trustees, their resources, including the current management fee, to make payments to third parties. To the extent that FMR has greater flexibility under the Plan, additional sales of the fund's shares may result. The Trustees believe that this flexibility has the potential to benefit the fund by reducing the possibility that the fund would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. Of course, there can be no assurance that these events will occur.
 The Board of Trustees recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board noted the high quality of investment management services and the expansion of, and many innovations in, investor services that have been provided by FMR over the years. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this ability to be an important benefit to the fund and its shareholders.
 CONCLUSION. For the reasons stated above, the members of the Board of Trustees unanimously concluded in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR approval of the Plan. With respect to the fund, if the Plan is not approved, the Board and FMR will consider alternative means of obtaining the services that are to be provided under the Plan.
8. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF FIDELITY MID-CAP STOCK FUND FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER.
 The Board of Trustees has approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to
this Proxy Statement as Exhibit 7    on page     . The Plan of
Reorganization provides for the reorganization of Fidelity Mid-Cap Stock Fund (the Fund) from a separate series of Fidelity Devonshire Trust (the Trust), a Massachusetts business trust, to a newly-established, separate series of Fidelity Commonwealth Trust, also a Massachusetts business trust (the Reorganization).
 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this proxy statement. A separate series of the Trust will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this proxy statement).
 Both the Trust and Fidelity Commonwealth Trust are Massachusetts business trusts, organized under substantially similar Declarations of Trust. Except as noted below and as the Trust's Declaration of Trust may be modified pursuant to a vote of the Trust's shareholders as proposed in this proxy statement, the rights of the security holders of the Fund under state law and the Fund's governing documents are expected to remain the same after the Reorganization. Unlike the Trust's Current Declaration of Trust, Fidelity Commonwealth Trust clarifies that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company ("Master Feeder Fund Structure"). The Trust's Current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure. The purpose of a Master Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the fund's policies must permit the structure. Fidelity Commonwealth Trust currently has the ability to
allow each    of its     series to invest all of its assets in another
open-end investment company. If shareholders of the Fund vote FOR the Reorganization, the Fund will have the ability to invest all of its assets in another open-end investment company. If shareholders of the Fund vote AGAINST the Reorganization, but vote FOR Proposal 3, amending and restating the Fund's current Declaration of Trust, the Fund will also have the ability to invest all of its assets in another
open-end investment company.    (For more information on the Master
Feeder Fund Structure, see Proposal 9 on page .)
 The Reorganization will not affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits the Trustees to create one or more additional series or funds.
 The Fund's fiscal year end will not change as a result of the Reorganization, although the Trustees may change the fiscal year at their discretion.
 FMR, the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract substantively identical to the contract in effect between FMR and the Fund immediately prior to the Closing Date (including as it may be modified pursuant to a vote of shareholders of the Fund as proposed in Proposal 5) (the New Management Contract); similarly, Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and; Fidelity Management & Research (Far East) Inc. (FMR Far East), the Fund's sub-advisers, will have primary responsibility for providing investment advice and research services outside the United States or investment management authority under Sub-Advisory Agreements substantively identical to the agreements in effect between FMR U.K. and FMR Far East and FMR immediately prior to the Closing Date (New Sub-Advisory Agreements).
 The Fund's distribution agent, Fidelity Distributors Corporation
(FDC) will distribute shares of the Series under a General Distribution Agreement substantively identical to the contract in effect between FDC and the Fund immediately prior to the Closing Date.
 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of the Trust, which has four series of shares or funds. The Board of Trustees unanimously recommends reorganization of the Fund to a separate series of Fidelity Commonwealth Trust (i.e., into the Series), which will succeed to the business of the Fund. Moving the Fund to Fidelity Commonwealth Trust will consolidate and streamline the production and mailing of certain legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The proposal to present the Plan of Reorganization to shareholders was approved by the Board of Trustees of the Trust, including all of the Trustees who are not interested persons of FMR, on July 16, 1998. The Board of Trustees recommends that Fund shareholders vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the reorganization of the Fund to a separate Series of Fidelity Commonwealth Trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); and authorization of the Trust, as sole shareholder of the Series, to approve (i) the New Management Contract; (ii) the New Sub-Advisory Agreements; and (iii) the Distribution and Service Plan for the Series under Rule 12b-1, substantively identical to the Plan in effect with
respect to the Fund immediately prior to the Closing Date    (defined
below)     as such Distribution and Service Plan may be adopted
pursuant to a vote of shareholders of the Fund as proposed in this proxy statement (the New Plan). If shareholders of the Fund do not approve the Plan of Reorganization, the Fund will continue to operate as a series of the Trust.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself.
 On the Closing Date (defined below) of the Reorganization, the Fund will transfer all of its assets to the Series, a series of shares of Fidelity Commonwealth Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of shares of beneficial interest in the Series (Series shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, the Fund will distribute one Series share for each Fund share (the Fund shares) held by the shareholder on the Closing Date to each Fund shareholder, in exchange for such Fund shares. Immediately after this distribution of the Series shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.
 The Plan of Reorganization authorizes the Trust as the then sole initial shareholder of the Series to approve (i) the New Management Contract (including as the Management Contract may be modified as proposed in this proxy statement), (ii) the New Sub-Advisory Agreements, and (iii) the New Plan.
 Fidelity Commonwealth Trust's Board of Trustees will hold office without time limits, except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of Fidelity Commonwealth Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreements, and the New Plan will take effect on the Closing Date. The New Management Contract and the New Sub-Advisory Agreements, will continue in force until July 31, 1999. The New Plan will continue in force until April 30, 1999. The New Sub-Advisory Agreements, and the New Management Contract, will continue in force thereafter from year to year so long as their continuance is approved at least annually by (i) the vote of a majority of the Trustees who are not "interested persons" of Fidelity Commonwealth Trust, FMR, FMR U.K., or FMR Far East, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plan will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract and the New Sub-Advisory Agreements will be terminable without penalty on sixty days' written notice either by Fidelity Commonwealth Trust, FMR, FMR U.K. or FMR Far East, as the case may be, and will terminate automatically in the event of its assignment. The New Plan may be terminable at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on June 25, 1999 (the Closing Date). However, the Reorganization may become effective at such other date as the parties may agree in writing.
 The obligations of the Trust and Fidelity Commonwealth Trust under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Generally, either party may at any time waive the other party's compliance with any of the covenants and conditions contained in, or both parties may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. Fidelity Commonwealth Trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denomination of Series shares to be received by each holder of Fund shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders. Fund shareholders who are receiving payment under a withdrawal plan with respect to Fund shares will retain the same rights and privileges as to Series shares under the Plan of Reorganization. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a Fund shareholder with respect to Fund shares.
 EXPENSES. The Fund and the Series shall each be responsible for all of their respective expenses of the Reorganization, estimated at $9,000 in the aggregate.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Series shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Series shares to the Fund's shareholders in exchange for their Fund shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Series shares to be received by each Fund shareholder will be the same as that of his or her Fund shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Series shares will include the Fund shareholder's holding period for his or her Fund shares, provided that said Fund shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to reorganize the Fund into a separate Series of a Massachusetts business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate Series of a Massachusetts business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page 24); authorization of the the Trust, as sole shareholder of the Series, to approve (i) the New Management Contract (including modifications proposed in this proxy statement),
(ii) the New Sub-Advisory Agreements for the Series between FMR and FMR U.K. and FMR Far East, and (iii) the New Plan. If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the Fund will continue to operate as a series of the Trust.
9. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR FIDELITY EQUITY-INCOME FUND, FIDELITY REAL ESTATE INVESTMENT PORTFOLIO, AND FIDELITY UTILITIES FUND PERMITTING EACH FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY MANAGED BY FMR OR AN AFFILIATE WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
        The Board of Trustees has approved, and recommends that shareholders of Fidelity Equity-Income Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund approve, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies. Adoption of the policy would allow the Fund to participate in a so-called "Master Feeder Fund" organizational format (Master Feeder Fund Structure).
 Participation in a Master Feeder Fund Structure would allow each
fund     to combine its assets with other funds having substantially the same investment objective and policies, but differing distribution or servicing arrangements. By combining its assets in a central "Master Fund" with other participating "Feeder Funds," each fund would be able to maintain its unique distribution and servicing structure while potentially achieving operational efficiencies through the consolidation of portfolio management. For example, if FMR managed three funds all with the same investment objective and policies, a Master Feeder Fund Structure would allow FMR to manage one combined
fund (rather th   an     three), but still offer three distinct
products each having different servicing features and pricing (e.g., one distinct product for retail investors, a second for institutional investors and a third for foreign investors). The purpose of a Master Feeder Fund Structure would be to allow FMR to manage only one fund in each investment discipline (Master Fund), but still be able to offer that investment discipline with a variety of different servicing
features and pricing (Feeder Funds).        The Master Feeder Fund
Structure is explained in more detail below. A diagram comparing a typical "stand alone" fund structure to a Master Feeder Fund Structure
is attached to this Proxy Statement as Exhibit 8    on page     .
 If the proposal is approved by shareholders,        THE TRUSTEES WILL
ONLY AUTHORIZE INVESTING EACH FUND'S ASSETS IN A MASTER FUND IF THEY DETERMINE THAT A MASTER FEEDER FUND STRUCTURE IS IN THE BEST INTERESTS
OF EACH FUND'S SHAREHOLDERS,        and if, upon advice of counsel,
they determine that the investment will not have material adverse tax consequences to each fund or its shareholders.
 The Master Feeder Fund Structure. The term "Master Feeder Fund Structure" refers to a two-tiered arrangement in which typically one or more mutual funds with substantially identical investment objectives (the Feeder Funds) combine their assets by investing in a single investment company having the same investment objective (the Master Fund). The Feeder Funds sell their shares to the public and invest all of their assets in shares of the Master Fund. In turn, the Master Fund, in accordance with its and the Feeder Funds' common investment objective, invests its assets in appropriate portfolio securities (e.g., stocks, bonds, or money market instruments). The Master Fund is not offered to the public: it sells its shares only to the Feeder Funds. The individual Feeder Funds are generally sold though different distribution channels to discrete targeted markets, such as retail investors, institutional investors or foreign investors. Administrative and service features will vary among Feeder Funds depending upon the level of service sought by the fund's investors. Simply stated, the Master Feeder Fund Structure consolidates portfolio management and related functions at the Master Fund (or bottom tier) level and segregates marketing and distribution to the Feeder Fund (or top tier) level.
 The Master Feeder Fund Structure may offer certain advantages over more traditional "stand alone" funds. For example, participating Feeder Funds may achieve economies of scale by sharing among a greater number of investment dollars fixed expenses of portfolio management and fund administration. Feeder Funds may also be able to achieve greater diversification by means of a larger portfolio of securities than could be achieved by individual funds. In short, the Master Feeder Fund Structure gives participating Feeder Funds the ability to tailor services and fees for particular market segments while providing the economies of scale available to a larger fund.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that each fund should invest in a Master Fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent each fund from investing all of its assets in a Master Fund and would require a vote of shareholders before each fund could participate in a Master Feeder Fund Structure.
These policies include Fidelity Equity-Income Fund   's     and
Fidelity Utilities Fund's limitations on investing more than 5% of total assets in a single issuer and purchasing more than 10% of the outstanding voting securities of a single issuer, Fidelity Equity-Income Fund's limitation on investing more than 25% of assets in a single industry, and for each fund, its policy on underwriting securities. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders approve the proposal to permit each fund to invest its assets in a single Master Fund, without a further vote of shareholders. If shareholders approve this proposal, the above-mentioned restrictive policies would no longer preclude each fund's investment in a Master Fund.
 To allow possible future implementation of a Master Feeder Fund Structure, an amendment to the Declaration of Trust is also proposed.
Proposal (3)        requests approval for the adoption of an amended
and restated Declaration of Trust (New Declaration of Trust) that would allow the Trustees to authorize the each fund's conversion to a Master Feeder Fund Structure when permitted by its policies. This proposal would add a fundamental policy for each fund that permits the Master Feeder Fund Structure.
 DISCUSSION. As discussed above, FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations, but with different features and services. Were these comparable funds to combine their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Master Fund, except that the assets of each fund would be managed as part of a larger fund. Were each fund to invest all of its assets in a Master Fund, it would hold only a single investment security (i.e., shares of the Master
Fund). The Master Fund, in turn, would directly invest in individual securities pursuant to its investment objective (which would be identical to each fund's investment objective). The Master Fund would be managed by FMR or an affiliate, such as Fidelity Investments Money Management, Inc. in the case of a money market fund.
 The Trustees would retain the right to withdraw each fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for each fund. Each fund would then resume investing directly in individual securities as it does currently.
 If, as a Feeder Fund, each fund is asked to vote at a shareholder meeting of the Master Fund, the fund, if required by applicable law or the its policies, would hold a meeting of its shareholders to vote on the matters to be considered at the Master Fund shareholder meeting. The fund would cast its votes at the Master Fund meeting in the same proportion as the fund's shareholders voted at their meeting.
 At present, the Trustees have not considered any specific proposal to authorize a Master Feeder Fund Structure. As mentioned, the Trustees will authorize investing each fund's assets in a Master Fund only if they determine that a Master Feeder Fund Structure is in the best interests of each fund's shareholders and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and
other services to EACH FUND may be reduced. If    a     fund's
investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Master Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund that states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental investment policies will remain unchanged with respect to potential investment in Master Funds.
10. TO AMEND FIDELITY UTILITIES FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN THE PUBLIC UTILITIES INDUSTRY.
 Fidelity Utilities Fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry except that the fund will invest more than 25% of its total assets in securities of public utility companies."
 The Trustees recommend that shareholders of the fund approve the following amended fundamental investment limitation governing concentration (deleted language is [bracketed]):
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry except that the fund will invest more than 25% of its total assets in securities of [public] utility companies."
 The proposed concentration policy differs from the existing policy only in one respect: it removes the word "public" from the phrase "public utility companies." Inclusion of the term "public" in the current concentration policy is potentially confusing to shareholders. The prospectus defines public utility companies to include companies that provide electricity, natural gas, water, public communication services, or sanitary services to the public. As a result, the universe of utility companies in which the fund concentrates may
include    companies that are generally considered     "private"
utility companies    (because they are privately owned rather than
owned by the government)    , such as long-distance and local
telephone companies    which provide utilities to the public    .
Elimination of the term "public" will clarify the fund's concentration
policy    and eliminate this potential confusion    . If the proposal
is approved, the amended fundamental concentration limitation could not be changed without the approval of shareholders.
 Adoption of the proposed amended limitation on concentration is not expected to affect the way the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
 In addition, if the proposal is approved, the Trustees intend to modify the fund's non-fundamental 65% name test policy to similarly remove the term "public" from the policy.
 The fund's current name test policy states:
 "FMR normally invests at least 65% of the fund's total assets in all types of securities of public utility companies."
 The proposed policy is as follows (deleted language is [bracketed]):
 "FMR normally invests at least 65% of the fund's total assets in all types of securities of [public] utility companies."
 As with the proposed modification of the fund's concentration policy, the deletion of the term "public" from the fund's name test policy is intended to clarify the policy and minimize investor confusion and will not affect the way the fund is managed.
 CONCLUSION. The Board of Trustees believes that amending the fund's current fundamental investment limitation concerning concentration is in the best interest of the fund and its shareholders. The Trustees recommend that shareholders vote FOR the proposal. If approved by shareholders, the amended fundamental concentration limit will become effective when the fund's disclosure is revised to reflect the changes. If the proposal is not approved by the fund's shareholders, the fund's current concentration limit will remain unchanged.
11. TO MAKE FIDELITY REAL ESTATE INVESTMENT PORTFOLIO'S CURRENT FUNDAMENTAL 65% INVESTMENT POLICY NON-FUNDAMENTAL.
 The current fundamental 65% investment policy for the fund is as follows:
 "Under normal conditions, at least 65% of the fund's total assets will be invested in the equity securities of companies principally engaged in the real estate industry."
 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, making the fundamental 65% policy above non-fundamental. If shareholders approve this proposal, the Trustees intend to adopt unchanged the fund's previously fundamental 65% policy as a new non-fundamental policy of the fund.
 By making the fund's 65% investment policy non-fundamental, the Trustees will be able to react more quickly when the SEC adopts a definitive version of its proposed name test rule (Name Test Rule). The SEC first proposed the rule in February 1997. The rule governs the use of mutual fund names and, upon its adoption, is likely to apply to Fidelity Real Estate Investment Portfolio. As proposed, the Name Test Rule requires, among other things, that a mutual fund with a name that suggests that the fund focuses its investments in securities of issuers in a particular industry to invest at least 80% of its assets in securities of issuers in that industry. It is not known what the final rule will require. FMR anticipates that the SEC will adopt a definitive version of the Name Test Rule later in 1998.
 When the SEC adopts a definitive version of the Name Test Rule, the
fund    may     have to modify its 65% investment policy to comply
with the adopted rule. By making the fund's 65% policy non-fundamental in advance of the Name Test Rule's adoption, the Trustees will be able
to modify the polic   y     to comply with the rule without the delay
and expense of a shareholder meeting.
    To summarize, a    pproval of the proposal will give the Trustees
the flexibility to conform the fund's 65% policy to the requirements of the final Name Test Rule without the costs and delays of a shareholder meeting. Any future changes to the 65% policy would require the Board of Trustees' approval, but would not require shareholder approval.
 The Trustees anticipate that approval of the proposal will have no material effect on the fund or its investment operations.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Following shareholder approval, the proposed non-fundamental policy will become effective when the fund's disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental policy will remain in effect.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 12 and 13 is to revise two of the funds' investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.
12. TO AMEND FIDELITY EQUITY-INCOME FUND'S, FIDELITY MID-CAP STOCK FUND'S, AND FIDELITY UTILITIES FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION, TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION.
 The current fundamental investment limitation concerning diversification for Fidelity Equity-Income Fund and Fidelity Mid-Cap Stock Fund is as follows:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The current fundamental investment limitation concerning diversification for Fidelity Utilities Fund is as follows:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the fund's total assets would be invested in the securities of such issuer, or (b) the fund would hold more than 10% of the voting securities of such issuer."
 The Trustees recommend that shareholders of each fund vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limitation makes one change from the current limitation: subject to applicable 1940 Act requirements, it would permit each fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, each fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that making use of the Central Funds will benefit each fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for each fund.
 If this proposal is approved, the amended fundamental diversification limitations cannot be changed without the approval of the shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental diversification limitation will remain unchanged.
13. TO REPLACE FIDELITY REAL ESTATE INVESTMENT PORTFOLIO'S NON-FUNDAMENTAL INVESTMENT POLICY CONCERNING THE PURCHASE AND SALE OF REAL ESTATE WITH A FUNDAMENTAL INVESTMENT POLICY.
 Currently, the fund does not have a fundamental investment limitation describing its policy regarding the purchase and sale of real estate.
Pursuant to Section 8(b)   (1)     of the 1940 Act, a mutual fund must
state its policy relating to, among other things, the purchase and sale of real estate.
 The fund's non-fundamental real estate policy currently states:
 "The fund does not currently intend to purchase or sell real estate (except that the fund may purchase and sell mortgage-related securities and securities of companies that deal in real estate or interests therein and may liquidate real estate acquired as a result of default on a mortgage) but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans."
 The Board of Trustees recommends that the fund's non-fundamental policy regarding the purchase and sale of real estate be replaced with Fidelity's standard fundamental real estate policy. Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies may be changed without a vote of shareholders.
 The proposed fundamental real estate policy for Fidelity Real Estate Investment Portfolio is set forth below:
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The proposed fundamental real estate policy would clarify the types of securities in which the fund is authorized to invest and conform
the investment limitation to    Fidelity's standard     policy (See
"Adoption of Standardized Investment Limitations" on page    26    ).
The proposed fundamental policy differs from the fund's current non-fundamental policy in two notable ways: (i) the new policy broadens the explicit exception to the prohibition on buying and selling real estate to exclude real estate acquired as a result of ownership of securities or other instruments rather than the narrower
exception in the current policy   ,     which explicitly allows the
fund to liquidate real estate acquired as a result of a default on a mortgage; and (ii) the new policy broadly permits the fund to invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business whereas the current policy more specifically describes the types of companies that deal in real estate or interests therein to include marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.
 Adoption of the proposed fundamental real estate policy is not expected to affect the way the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. Once adopted, the proposed fundamental policy could only be changed by shareholder vote.
 CONCLUSION. The Board of Trustees believes that adopting the proposed fundamental investment policy is in the best interest of the fund and its shareholders. The Trustees recommend that shareholders vote FOR the proposal. Upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by shareholders of the fund, the fund's non-fundamental policy will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated. ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory
fees    and     net assets        of funds with investment objectives
similar to each fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 9 beginning on page for Fidelity Mid-Cap Stock Fund and in the Table of Average Net Assets and Expense Ratios in Exhibit 10 beginning on page for Fidelity Equity-Income Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund.
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Eric D. Roiter, Richard A. Silver, Leonard M. Rush, Robert
A. Lawrence, Ms. Abigail Johnson, Messrs. Richard A. Spillane Jr.,
Barry Greenfield, and Stephen R. Peterson,        are currently
officers of the trust and officers or employees of FMR or FMR Corp.
With the exception of Mr. Costello    and     Mr. Silver, all of these
persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period February 1, 1997 through July 31, 1998 (for Fidelity Equity-Income Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund) and May 1, 1997 through July 31, 1998 (for Fidelity Mid-Cap Stock Fund) no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and
equivalent stock, or preferred stock of FMR Cor   p.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 Funds with investment objectives similar to Fidelity Equity-Income Fund, Fidelity Real Estate Investment Portfolio, Fidelity Mid-Cap Stock Fund, and Fidelity Utilities Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in
Exhibit 9 for Fidelity Mid-Cap Stock Fund beginning on page  and
Exhibit 10 for Fidelity Equity-Income Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund beginning on page .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of Fidelity Investments Money Management, Inc.
(FIMM); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PRESENT MANAGEMENT CONTRACTS
 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue
under the proposed management contracts described in    P    roposals
4, 5, and 6.
 In addition to the management fee payable to FMR, each fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the funds for fiscal 1998 are presented in the table below:
FUND                              TRANSFER AGENT   PRICING AND
                                  FEES             BOOKKEEPING FEES

EQUITY-INCOME FUND                $ 34,528,000     $ 927,000

MID-CAP STOCK FUND                $ 3,735,000      $ 628,000

REAL ESTATE INVESTMENT PORTFOLIO  $ 4,920,000      $ 803,000

UTILITIES FUND                    $ 2,750,000      $ 553,000

 FSC also received fees for administering each fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. Securities lending fees for fiscal 1998 for the funds are presented in the table below:
FUND                              SECURITIES LENDING FEES

EQUITY-INCOME FUND                $ 25,000

MID-CAP STOCK FUND                $ 0

REAL ESTATE INVESTMENT PORTFOLIO  $ 0

UTILITIES FUND                    $ 6,000

 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
 FMR is each fund's manager pursuant to management contracts dated December 1, 1993, which was approved by shareholders on November 17, 1993 for Fidelity Equity-Income Fund, with breakpoints for average net assets over $174 billion; February 17, 1994, which was approved by FMR, then the sole shareholder, on February 24, 1994 for Fidelity Mid-Cap Stock Fund, with breakpoints for average net assets over $336 billion; April 1, 1993, which was approved by shareholders on March 24, 1993 for Fidelity Real Estate Investment Portfolio, with breakpoints for average net assets over $174 billion; and September 1, 1994, which was approved by shareholders on August 3, 1994 for Fidelity Utilities Fund, with breakpoints for average net assets over $336 billion.
 For the services of FMR under Fidelity Equity-Income Fund's and Fidelity Real Estate Investment Portfolio's management contracts, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
 For the services of FMR under Fidelity Mid-Cap Stock Fund's and Fidelity Utilities Fund's management contracts, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Fidelity Mid-Cap Stock Fund's performance to that of the Standard & Poor's MidCap 400 Index (S&P MidCap 400) and Fidelity Utilities Fund's performance to that of the Standard & Poor's Utilities Index (S&P Utilities Index).
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate for Fidelity Equity-Income Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund at $555 billion of group net
assets - the approximate level for January 1998 - was    0    .2937%,
which is the weighted average of the respective fee rates for each level of group net assets up to $555 billion. The effective annual fee rate for Fidelity Mid-Cap Stock Fund at $626 billion of group net
assets - the approximate level for April 1998 - was    0    .2888%,
which is the weighted average of the respective fee rates for each level of group net assets up to $626 billion.
 On January 1, 1996 and August 1, 1994, for each fund, and for Fidelity Equity-Income Fund and Fidelity Real Estate Investment Portfolio, November 1, 1993, FMR voluntarily modified the breakpoints in the group fee rate schedules. The revised group fee rate schedules,
depicted    on the following page    , provide for lower management
fee rates as FMR's assets under management increase.
GROUP FEE RATE SCHEDULE         EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP    ANNUALIZED  GROUP NET       EFFECTIVE ANNUAL
ASSETS           RATE        ASSETS          FEE RATE

 0 - $3 BILLION   .5200%      $ 0.5 BILLION   .5200%

 3 - 6            .4900        25             .4238

 6 - 9            .4600        50             .3823

 9 - 12           .4300        75             .3626

 12 - 15          .4000        100            .3512

 15 - 18          .3850        125            .3430

 18 - 21          .3700        150            .3371

 21 - 24          .3600        175            .3325

 24 - 30          .3500        200            .3284

 30 - 36          .3450        225            .3249

 36 - 42          .3400        250            .3219

 42 - 48          .3350        275            .3190

 48 - 66          .3250        300            .3163

 66 - 84          .3200        325            .3137

 84 - 102         .3150        350            .3113

 102 - 138        .3100        375            .3090

 138 - 174        .3050        400            .3067

 174 - 210        .3000        425            .3046

 210 - 246        .2950        450            .3024

 246 - 282        .2900        475            .3003

 282 - 318        .2850        500            .2982

 318 - 354        .2800        525            .2962

 354 - 390        .2750        550            .2942

 390 - 426        .2700

 426 - 462        .2650

 462 - 498        .2600

 498 - 534        .2550

OVER 534          .2500

 The individual fund fee rate for each fund is indicated below.
FUND                                       INDIVIDUAL FUND FEE RATE

FIDELITY EQUITY-INCOME FUND                0.18%*

FIDELITY MID-CAP STOCK FUND                0.30%

FIDELITY REAL ESTATE INVESTMENT PORTFOLIO  0.30%

FIDELITY UTILITIES FUND                    0.20%

 Based on the average group net assets advised by FMR for January 31, 1998, Fidelity Equity-Income Fund's and Fidelity Real Estate
Investment Portfolio's annual management fee rate would be calculated as follows:

FUND                              GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       MANAGEMENT FEE RATE

EQUITY-INCOME FUND                0.2937%         +    0.18%                     =    0.4737%

REAL ESTATE INVESTMENT PORTFOLIO  0.2937%         +    0.30%                     =    0.5937%


 Based on the average group net assets advised by FMR for April 30, 1998 and January 31, 1998, Fidelity Mid-Cap Stock Fund's and Fidelity Utilities Fund's annual basic fee rate would be calculated as follows:

FUND                GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       BASIC FEE RATE

MID-CAP STOCK FUND  0.2888%         +    0.30%                     =    0.5888%

UTILITIES FUND      0.2937%         +    0.20%                     =    0.4937%


 One-twelfth of this annual management fee for Fidelity Equity-Income Fund and Fidelity Real Estate Investment Portfolio, and basic fee rate for Fidelity Mid-Cap Stock Fund and Fidelity Utilities Fund, is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
* Pursuant to the amended Management Contract dated December 1, 1993 for Fidelity Equity-Income Fund, the individual fund fee rate was
increased from 0.04% to 0.12%. This amount    was increased     on
December 1, 1995, December 1, 1996,    and     December 1,
199   7    ,        to 0.14%, 0.16%,    and     0.18%,
respectively   , and will be increased on December 1, 1998 to
0.20%    .
 COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Fidelity Mid-Cap Stock Fund and Fidelity Utilities Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, each fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P MidCap400 Index for Fidelity Mid-Cap Stock Fund and the S&P Utilities Index for Fidelity Utilities Fund, over the same period. The performance period consists of the most recent month plus the previous 35 months. For Fidelity Mid-Cap Stock Fund, each percentage point of difference, calculated to the nearest 1.00% (up to a maximum difference of +/-10.00 ) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/-0.20%. For Fidelity Utilities Fund, each percentage point of difference, calculated to the nearest 0.01%, (up to a maximum difference of +/-7.50) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/-0.15%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 Fidelity Mid-Cap Stock Fund's and Fidelity Utilities Fund's performance is calculated based on change in net asset value (NAV). For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by each fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
 Because the adjustment to the basic fee is based on Fidelity Mid-Cap Stock Fund's and Fidelity Utilities Fund's performance compared to the investment record of their respective indices, the controlling factor is not whether the funds' performance is up or down per se, but whether it is up or down more or less than the record of their respective indices. Moreover, the comparative investment performance of the funds is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 During fiscal 1998, for its services as investment adviser to the funds, FMR received fees (including the amount of any performance adjustment and including the group fee breakpoints voluntarily adopted by FMR) as follows:

FUND                              MANAGEMENT FEE       PERFORMANCE              MANAGEMENT FEE
                                                       ADJUSTMENT               AS A PERCENTAGE OF
                                                                                AVERAGE NET ASSETS

EQUITY-INCOME FUND                 $ 84,814,476        N/A                      0.46%

MID-CAP STOCK FUND                 $ 9,388,56   4       $ 2   3    ,   736      0.60%

REAL ESTATE INVESTMENT PORTFOLIO   $ 13,536,829        N/A                      0.60%

UTILITIES FUND                     $ 6,630,766          $ 1,431,734             0.60%


 FMR may, from time to time, agree to reimburse all or a portion of each fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
SUB-ADVISORY AGREEMENTS
 On behalf of Fidelity Equity-Income Fund, Fidelity Mid-Cap Stock Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of each fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. Each of Fidelity Equity-Income Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund's sub-advisory agreements, dated December 1, 1993, were approved by shareholders on November 17, 1993. Fidelity Mid-Cap Stock Fund's sub-advisory agreements, dated February 17, 1994, were approved by FMR as sole shareholder of the fund on February 24, 1994.
 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 On behalf of each fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate (including any performance adjustment for Fidelity Mid-Cap Stock Fund and Fidelity Utilities Fund) with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.
 For providing investment advice and research services, on behalf of each fund, the fees paid to the sub-advisers for the fiscal year ended 1998 were as follows:
FUND                              FMR U.K.            FMR FAR EAST

EQUITY-INCOME FUND                $ 1,126,   415      $ 1,116,   289

MID-CAP STOCK FUND                $ 4,   062          $    4,048

REAL ESTATE INVESTMENT PORTFOLIO  $    8,959          $    8,677

UTILITIES FUND                    $ 2   6,799         $ 2   6,772

 For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K. and FMR Far East, on behalf of the funds, for fiscal 1998.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC
(FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
 The brokerage commissions paid to NFSC and FBS by each fund for fiscal 1998 are listed in the following table:

FUND                              TO NFSC      TO FBS    % TO NFSC  % TO FBS

EQUITY-INCOME FUND                $ 1,121,000  $ 88,000   11.1%      0.9%

MID-CAP STOCK FUND                $ 480,712    $ 0        13.7%      0%

REAL ESTATE INVESTMENT PORTFOLIO  $ 943,000    $ 0        22%        0%

UTILITIES FUND                    $ 94,000     $ 0        6%         0%


SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of    Fidelity Service Company, Inc.
at 1-800-544-8888    , whether other persons are beneficial owners of
shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1
FORM OF AMENDED AND RESTATED DECLARATION OF TRUST
 The language to be added to the current contract is ((underlined)) and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current Amended and Restated Declaration of Trust remain underlined in this Exhibit.
AMENDED AND RESTATED DECLARATION OF TRUST
[DATED MARCH 17, 1994]
((DATED ________________, 1998))
 AMENDED AND RESTATED DECLARATION OF TRUST, made [March 17, 1994] ((______, 1998)) by each of the Trustees whose signature is affixed hereto (the "Trustees").
 WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration ((of Trust)) to incorporate amendments duly adopted; and
 WHEREAS, this Trust was initially made on November 20, 1980 by Richard M. Reilly 3d, Caleb Loring Jr., and Frank Nesvet to establish a trust fund for the investment and reinvestment of funds contributed thereto;
 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in [T]((t))rust under this ((Amended and Restated)) Declaration of Trust as herein set forth below.
ARTICLE I
NAME AND DEFINITIONS
NAME
 SECTION 1. This Trust shall be known as "Fidelity Devonshire Trust."
DEFINITION
 SECTION 2. Wherever used herein, unless otherwise required by the context or specifically provided:
  (a) The [T]((t))erms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable), and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as [amended from time to time] ((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;
  (b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;
  (c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;
  (d) "Declaration of Trust" means this Amended and Restated Declaration of Trust, as further amended or restated, from time to time));
  [(c)](((e))) "Net Asset Value" means the net asset value of each Series of the Trust ((or Class thereof)) determined in the manner provided in Article X, Section 3;
  [(d)](((f))) "Shareholder" means a record owner of Shares of the Trust;
  [(f)](((g))) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of ((the Trust or each Series shall be divided from time to time, [and includes] ((including such Class or Classes of Shares as the Trustees may from time to time create and establish and including)) fractions of [s]((S))hares as well as whole [s]((S))hares ((as)) consistent with the requirements of Federal and/or [other] ((state)) securities laws; [and]
  (h) "Series" refers to ((any)) series of Shares of the Trust established in accordance with the provisions of Article III;
  [(b)](((i))) [The] "Trust" refers to Fidelity Devonshire Trust and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;
  [(e)](((j))) [The] "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees;(( and))
  [(g)](((k))) [The] "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time[;and].
ARTICLE II
PURPOSE OF TRUST
 The [P]((p))urpose of this Trust is to provide investors a continuous source of managed investment in securities.
ARTICLE III
BENEFICIAL INTEREST
SHARES OF BENEFICIAL INTEREST
 SECTION 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series ((or Classes of Series)) as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((authorized)) Shares ((of each Series, and Class thereof,)) is unlimited [and each]((.)) ((Each)) Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full [P]((p))ower and authority, in their sole discretion((,)) and without obtaining any prior authorization or vote of the Shareholders ((of any Series or Class)) of the Trust (((a))) to create and establish (and to change in any manner) Shares ((or any Series or Classes thereof)) with such preferences, voting powers, rights((,)) and privileges as the Trustees may((, from time to time((,)) determine[;]((,)) (((b))) to divide or combine the Shares ((or any Series or Classes thereof)) into a greater or lesser number[;]((, (((c))) to classify or reclassify any issued Shares into one or more Series ((or Classes of Shares[;]((,)) (((d))) to abolish any one or more Series ((or Classes)) of Shares[;]((,)) and (((e))) to take such other action with respect to the Shares as the Trustees may deem desirable.
ESTABLISHMENT OF SERIES AND CLASSES
 SECTION 2. The establishment of any Series ((or Class thereof)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series ((or)) Class. At any time that there are no Shares outstanding of any particular Series ((or Class)) previously established and designated, the Trustees may by a majority vote abolish [that] ((such)) Series ((or Class)) and the establishment and designation thereof.
OWNERSHIP OF SHARES
 SECTION 3. The ownership of Shares shall be recorded in the books of the Trust ((or a transfer or similar agent. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of ((the Trust as kept by the Trust ((or by any transfer or similar agent, as the case may be,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.
INVESTMENT IN THE TRUST
 SECTION 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may, from time to time, authorize. Such investments may be in the form of cash((,)) [or] securities, ((or other property)) in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding((,)) and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion (a) impose a sales charge ((or other fee)) upon investments in the Trust ((or Series or any Classes thereof,)) and (b) issue fractional Shares.
[Assets And Liabilities Of Series]
((ASSETS AND LIABILITIES OF SERIES AND CLASSES))
 SECTION 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which] ((that)) are not readily identifiable as belonging to any particular Series ((or Class)), shall be allocated by the Trustees between and among one or more of the Series ((or Classes)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes((, and shall be referred to as assets belonging to that Series ((or Class)). The assets belonging to a particular Series shall be so recorded upon the books of the Trust((,)) ((or of its agent or agents)) and shall be held by the Trustees in [T}((t))rust for the benefit of the holders of Shares of that Series. [The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series. Any general liabilities, expenses, costs, charges, or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt.]
 ((The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.))
NO PREEMPTIVE RIGHTS
 SECTION 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.
[LIMITATION OF PERSONAL LIABILITY]
((STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY))
 [SECTION 7. The Trustees shall have no power to bind any Shareholder personally or to call upon Any shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder).]
 ((SECTION 7 Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may, at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee).))
ARTICLE IV
THE TRUSTEES
MANAGEMENT OF THE TRUST
 SECTION 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.
[ELECTION: INITIAL TRUSTEES]
((INITIAL TRUSTEES; ELECTION))
 SECTION 2. ((The initial Trustees shall be at least three individuals who shall affix their signatures hereto.)) On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward C. Johnson 3d, Caleb Loring, Jr. and Frank Nesvet and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of this Article IV.]
TERM OF OFFICE OF TRUSTEES
 SECTION 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3))) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and [(a)] (((d))) a Trustee may be removed at any [S]((s))pecial [M]((m))eeting of the Trust by a vote of two-thirds (((2/3))) of the outstanding Shares. RESIGNATION AND APPOINTMENT OF TRUSTEES
 SECTION 4. In case of the declination, death, resignation, retirement, ((or)) removal[, incapacity, or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number ((of the Trustees)), or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the [Investment Company Act of] 1940 ((Act)). Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing)) power of appointment is subject to the provisions of Section 16(a) of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)).
[Temporary Absence Of Trustee]
((TEMPORARY ABSENCE OF TRUSTEES))
 SECTION 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.
NUMBER OF TRUSTEES
 SECTION 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.
 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is] physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence] or incapacity shall be conclusive [, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].
EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE
 SECTION 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created [P]((p))ursuant to the terms of this Declaration of Trust. OWNERSHIP OF ASSETS OF THE TRUST
 SECTION 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.
ARTICLE V
POWERS OF THE TRUSTEES
POWERS
 SECTION 1. The Trustees, in all instances, shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((Except as otherwise provided herein or in the 1940 Act, the)) [The] Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which] ((that)) they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the] ((this)) Declaration of Trust or the Bylaws of the Trust, ((if any)), the Trustees shall have power and authority:
  (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without((, in any event, being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.
  (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.
  (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.
  (d) To employ [a bank or trust company] ((one or more banks, trust companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) as custodian((s)) of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.
  (e) To retain a transfer agent and Shareholder servicing agent, or both.
  (f) To provide for the distribution of interests of the Trust either through a [p]((Principal [u]((Underwriter in the manner hereinafter provided for or by the Trust itself, or both.
  (g) To set record dates in the manner hereinafter provided for.
  (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent,] ((investment adviser, manager,)) custodian, [or] underwriter((, or other agent or independent contractor)).
  (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.
  (j) To vote or give assent or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.
  (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.
  (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered, or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees [, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies].
  (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III ((and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws)).
  (n) To allocate assets, liabilities, and expenses of the Trust to a particular Series ((or Class, as appropriate,)) or to apportion the same between or among two or more Series ((or Classes, as appropriate)), provided that any liabilities or expenses incurred by a particular Series ((or Class)) shall be payable solely out of the assets belonging to that Series as provided for in Article III.
  (o) To consent to or participate in any plan for the reorganization, consolidation[,] or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.
  (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes.
  (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.
  (r) To borrow money, and to pledge, mortgage, or hypothecate the assets of the Trust, subject to ((the)) applicable [limitations] ((requirements)) of the 1940 Act.
  (s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.
  (((t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.))
  (((u) To interpret the investment policies, practices or limitations of any Series.))
  (((v) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.))
  (((w) Notwithstanding any other provision hereof, to invest all of the assets of any Series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.
 The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.
 The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))
 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.
TRUSTEES AND OFFICERS AS SHAREHOLDERS
 SECTION 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws((, if any.))
ACTION BY THE TRUSTEES
 SECTION 3. ((Except as otherwise provided herein or in the 1940 Act, the)) [The] Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of] ((at which)) the Trustees ((are present in person)). At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and [P]((place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone((, telefax,)) [or] telegram((, or other electro-mechanical means)) sent to his home or business address at least twenty-four (((24))) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (((72))) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))
CHAIRMAN OF THE TRUSTEES
 SECTION 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.
ARTICLE VI
EXPENSES OF THE TRUST
TRUSTEE REIMBURSEMENT
 SECTION 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust; interest expense, taxes, fees and commissions of every kind; expenses of pricing Trust portfolio securities; expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]((s))tate laws and regulations; charges of custodians, transfer agents, and registrars; expenses of preparing and setting up in type [P]((p))rospectuses and [S]((s))tatements of [A]((a))dditional [I]((i))nformation; expenses of printing and distributing prospectuses sent to existing Shareholders; auditing and legal expenses; reports to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor[;]((,)) insurance expense; association membership dues[;] and for such non-recurring items as may arise, including litigation to which the Trust is a party; and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses, and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.
ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT
INVESTMENT ADVISER
 SECTION 1. Subject to a Majority Shareholder Vote, the Trustees may, in their discretion ((and)) from time to time, enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical, and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may, in their discretion, determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales, or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales, and exchanges shall be deemed to have been authorized by all of the Trustees.
 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.
PRINCIPAL UNDERWRITER
 SECTION 2. The Trustees may in their discretion from time to time enter into [(a)] ((an exclusive or non-exclusive)) contract(s) ((on behalf of the Trust or any Series or Class thereof)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may, in their discretion[,] determine not inconsistent with the provisions of this Article VII or of the Bylaws, if any[;]((.)) [and] [s]((S))uch contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.
TRANSFER AGENT
 SECTION 3. The Trustees may, in their discretion ((and)) from time to time, enter into [a] ((one or more ))transfer agency and Shareholder service contract((s)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The] ((Such)) contract((s shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.
PARTIES TO CONTRACT
 SECTION 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.
PROVISIONS AND AMENDMENTS
 SECTION 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission)) [(including] ((or)) any ((rules or)) [amendments] ((regulations)) [thereof] ((adopted)) or ((interpretative releases of the Commission
(or) other applicable Act of Congress hereafter enacted), with respect to its continuance in effect, ((its amendment,)) its termination, and the method of authorization and approval of such contract or renewal thereof [, and no amendment to any contract, entered into pursuant to
Section 1 shall be effective unless assented to by a Majority
Shareholder Vote].
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 SECTION 1. The Shareholders shall have power to vote [(i)](((a))) for the election of Trustees as provided in Article IV, Section 2; [(ii)](b) for the removal of Trustees as provided in Article IV,
Section 3(d); [(iii)](((c))) with respect to any investment advisory or management contract as provided in Article VII, Section((s)) 1 ((and 5)); (((d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4;)) [(iv)](((e))) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; [(v)](((f))) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust; and [(vi)](((g))) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange Commission (the"Commission")] ((Commission)) or any [S]((s))tate, as the Trustees may consider desirable. [On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. A Shareholder of each Series shall be entitled to vote for each dollar of net asset value (number of Shares owned times net asset value per Share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders.
 ((On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except as provided in the following sentence and except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (b) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes. A Shareholder of each Series or Class thereof shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series or Class thereof on any matter on which such Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust, if any, to be taken by Shareholders.))
MEETINGS
 SECTION 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (((1/10))) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as ((modified by or interpreted by any applicable order or orders of)) the [same may be amended from time to time] ((Commission or any rules or regulations adopted or interpretative releases of the Commission,)) seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (((15) days' notice of any meeting.
QUORUM AND REQUIRED VOTE
 SECTION 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class)) shall vote as a Series ((or Class)) then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series ((or Class)). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or)) by any provision of this Declaration of Trust or the Bylaws, ((if any,)) a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class)) shall vote as a Series ((or Class)), then a majority of the Shares of that Series ((or Class)) voted on the matter shall decide that matter insofar as that Series ((or Class)) is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))
ARTICLE IX
CUSTODIAN
APPOINTMENT AND DUTIES
 SECTION 1. The Trustees shall at all times employ a bank, ((a company that is a member of a national securities exchange,)) [or] trust company, ((or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder)), having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust((,)) ((if any)):
 (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;
 (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; ((and))
 (3) to disburse such funds upon orders or vouchers;
and the Trust may also employ such custodian as its agent:
  (1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and
  (2) to compute, if authorized to do so [by the Trustees], the Net Asset Value of any Series ((or Class thereof)) in accordance with the provisions hereof; ((all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.))
 [all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]
 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, ((a company that is a member of a national securities exchange,)) [or] trust company, ((or other entity permitted)) [organized] under the [laws of the United States or one of the states thereof] ((1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder)), [and] having capital, [and] surplus, and [individual] ((undivided)) profits of at least two million dollars ($2,000,000), or such other [person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act as from time to time amended] ((amount as shall be allowed by the Commission or by the 1940 Act)).
CENTRAL [CERTIFICATE] DEPOSITORY SYSTEM
 SECTION 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934 or such other person as may be permitted by the Commission or otherwise in accordance with the 1940 Act, [as from time to time amended,] pursuant to which system all securities of any particular class or[.] series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities; provided that all such deposits shall be subject to withdrawal only upon the order of the Trust ((or its custodian, subcustodians, or other authorized agents)).
ARTICLE X
[DISTRIBUTIONS AND REDEMPTIONS]
((DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE))
DISTRIBUTIONS
 SECTION 1. (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.
 (b) The Trustees shall have ((the)) power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, ((or Classes thereof,)) at the election of each Shareholder of that Series.
 ((The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))
 (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a stock dividend)) pro rata among the Shareholders of a particular Series, ((or Class thereof,)) as of the record date of that Series ((or Class)) fixed as provided in ((Article XII)), Section 3 [hereof a "stock dividend"]. REDEMPTIONS
 SECTION 2. In case any holder of record of Shares of a particular Series ((or Class of a Series)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may, from time to time, authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the [p]((P))rincipal [u]((U))nderwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series, and payment for such Shares ((less any applicable deferred sales charges and/or fees)) shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.
DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS
 SECTION 3. The term "Net Asset Value" of any Series ((or Class)) shall mean that amount by which the assets of that Series ((or Class)) exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((o))rder of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined value shall become effective.
SUSPENSION OF THE RIGHT OF REDEMPTION
 SECTION 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.))
ARTICLE XI
LIMITATION OF [LIABILITIES] LIABILITY AND INDEMNIFICATION
LIMITATION OF LIABILITY
 SECTION 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee, [O]((o))r investment adviser of the Trust, but nothing contained herein shall pro[T]((t))ect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.
[INDEMNIFICATION]
((INDEMNIFICATION OF COVERED PERSONS
SECTION 2. (a) Subject to the exceptions and limitations contained in Section ((())b) below:
   (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as ['](("))Covered Person['](("))) shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;
   (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
  (b) No indemnification shall be provided hereunder to a Covered
Person:
   (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
   (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office,
    (A) by the court or other body approving the settlement;
    (B) by at least a majority of those Trustees who are neither [i]((I))nterested [p]((P))ersons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
    (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);
provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.
  (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.
  (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)](((i))) such Covered Person shall have provided appropriate security for such undertaking; [(b)](((ii))) the Trust is insured against losses arising out of any such advance payments; or [(c)](((iii))) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2. [SHAREHOLDERS]
((INDEMNIFICATION OF SHAREHOLDERS))
 SECTION 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.
ARTICLE XII
MISCELLANEOUS
[TRUST NOT A PARTNERSHIP] ((TRUST NOT A PARTNERSHIP, ETC.))
 SECTION 1. It is hereby expressly declared that a trust ((is created hereby)) and not a partnership, ((joint stock association, corporation, bailment, or any form of a legal relationship other than a trust ))[is created hereby]. No Trustee hereunder shall have any power to personally bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder. [Trustee's] TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY
 SECTION 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.
ESTABLISHMENT OF RECORD DATES
 SECTION 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend((s)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid. [TERMINATION OF TRUST]
((DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.))
 [SECTION 4.]
 [(a)]((SECTION 4.1. DURATION.)) [This] ((The)) Trust shall continue without limitation of time, but subject to the provisions [of sub-section (b)] of this [Section 4] ((Article XII)).
 [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may
  (i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or
  (ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.
 Upon making provision for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.
 (c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]
 ((SECTION 4.2 TERMINATION OF THE TRUST, A SERIES OR A CLASS. (a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,
  (i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;
  (ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below.
  (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights.
 (b) After termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, as appropriate, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.
 SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. Subject to applicable Federal and state law and except as otherwise provided in
Section 4.4 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or substantially all of the Trust property or Trust property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.
 SECTION 4.4. INCORPORATION; REORGANIZATION. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all of the Trust property or the Trust property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series thereof sells, conveys, or transfers substantially all of its assets to another entity or merges or consolidates with another entity.))
FILING OF COPIES, REFERENCES, AND HEADINGS
 SECTION 5. The original or a copy of this instrument and of each [d]((D))eclaration of [t]((T))rust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]((D))eclaration of [t]((T))rust shall be filed by the Trustees with the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]((D))eclarations of [t]((T))rust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]((D))eclaration of [t]((T))rust. In this instrument or in any such supplemental [d]((D))eclaration of [t]((T))rust, references to this instrument and all expressions like ['](("))herein,[']((")) ['](("))hereof[']((")) and ['](("))hereunder,[']((")) shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]((D))eclaration of [t]((T))rust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.
APPLICABLE LAW
 SECTION 6. The [t](((T)))rust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, ((and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.))
AMENDMENTS
 [SECTION 7. If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a declaration of trust supplemental hereto, which thereafter shall form a part hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XII.]
 ((SECTION 7. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII;
(b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this
Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.))
FISCAL YEAR
 SECTION 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.
USE OF THE WORD "FIDELITY"
 SECTION 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((or a subsidiary or affiliate thereof ))as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity." FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses [which] ((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.
PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS
 ((SECTION 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.
 (b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))
 IN WITNESS WHEREOF, the undersigned, being all [of] the Trustees of the Trust, have executed this instrument [this 17th day of March, 1994] ((as of the date set forth above.))
SIGNATURE LINES OMITTED

EXHIBIT 2
UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY DEVONSHIRE TRUST:
FIDELITY EQUITY-INCOME FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [MODIFICATION] ((AMENDMENT)) made this [1st day of December 1993] ((____day of _______ 1998,)) by and between Fidelity Devonshire Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Equity-Income Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser"), ((as set forth in its entirety below.))
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [April 1, 1990] ((December 1, 1993)) to a modification of said Contract in the manner set forth below. The [Modified] ((Amended)) Management Contract shall, when executed by duly authorized officers of the Fund and [the] Adviser, take effect on [the later of December 1, 1993 or the first day of the month following approval] ______, 1998.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser [and of all personnel of the Fund or the Adviser] performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee [Rate].
  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] ((Fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
AVERAGE NET ASSETS         ANNUALIZED FEE RATE (FOR EACH LEVEL)

0         -  $ 3 BILLION              .5200%

3         -  6                        .4900%

6         -  9                        .4600%

9         -  12                       .4300%

12        -  15                       .4000%

15        -  18                       .3850%

18        -  21                       .3700%

21        -  24                       .3600%

24        -  30                       .3500%

30        -  36                       .3450%

36        -  42                       .3400%

42        -  48                       .3350%

48        -  66                       .3250%

66        -  84                       .3200%

84        -  102                      .3150%

102       -  138                      .3100%

138       -  174                      .3050%

[OVER     -  174]                    [.3000%]

((174))   -  ((210))                ((.3000%))

((210))   -  ((246))                ((.2950%))

((246))   -  ((282))                ((.2900%))

((282))   -  ((318))                ((.2850%))

((318))   -  ((354))                ((.2800%))

((354))   -  ((390))                ((.2750%))

((390))   -  ((426))                ((.2700%))

((426))   -  ((462))                ((.2650%))

((462))   -  ((498))                ((.2600%))

((498))   -  ((534))                ((.2550%))

((OVER))  -  ((534))                ((.2500%))

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be [.12%] ((.20%)). [The Individual Fund Fee Rate shall be adjusted annually on December 1 or, if later, the first day or anniversary thereof, of the month the Modified Contract becomes effective pursuant to the following schedule:]
ADJUSTMENT DATE      INDIVIDUAL FUND FEE RATE

[DECEMBER 1, 1993*]  [.12%]

[DECEMBER 1, 1995*]  [.14%]

[DECEMBER 1, 1996*]  [.16%]

[DECEMBER 1, 1997*]  [.18%]

[DECEMBER 1, 1998*]  [.20%]

[* of, if later, the first day of the month the Modified Contract becomes effective in the anniversary thereof.]
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.
 In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for [F]fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1994] ((1999)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY DEVONSHIRE TRUST:
ON BEHALF OF FIDELITY EQUITY-INCOME FUND
SIGNATURE LINES OMITTED

EXHIBIT 3
UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY DEVONSHIRE TRUST:
FIDELITY REAL ESTATE INVESTMENT PORTFOLIO
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [MODIFICATION] ((AMENDMENT)) made this [1st day of April 1993] ___ ((day of 1998,)) by and between Fidelity Devonshire Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "[f]((F))und"), on behalf of Fidelity Real Estate Investment Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser"), ((as set forth in its entirety below.))
 Required authorization and approval by shareholders and Trustees having been obtained, the [f]((F))und, on behalf of the Portfolio, and [Fidelity Management & Research Company] ((the Adviser)) hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [April 1, 1990] ((April 1, 1993)) to a modification of said Contract in the manner set forth below. The [modified] ((Amended)) Management Contract shall [take effect]((,)) when executed by ((duly)) authorized officers of the [f]((F))und and [the] Adviser, ((take effect on ______, 1998.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the [f]((F))und's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the [f]((F))und, of all Trustees of the [f]((F))und who are "interested persons" of the [f]((F))und or of the Adviser [and of all personnel of the fund or the Adviser] performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the [f]((F))und's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the [f]((F))und. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports;
(iv) conducting shareholder relations; (v) maintaining the [f]((F))und's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the [f]((F))und as the [f]((F))und's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the [f]((F))und's Board of Trustees with respect to [f]((F))und policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the [f]((F))und shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the [f]((F))und are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the [f]((F))und, and that the Adviser may be or become interested in the [f]((F))und as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a [g]Group [f]((F))ee [rate] and an [i]((I))ndividual [f]((F))und [f]((F))ee [Rate].
  (a) Group Fee Rate. The [g]((G))roup [f]((F))ee [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] ((Fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The [g]((G))roup [f]((F))ee [r]((R))ate shall be determined on a cumulative basis pursuant to the following schedule:
AVERAGE NET ASSETS           ANNUALIZED FEE RATE (FOR EACH LEVEL)

0         -  $ 3 BILLION                .5200%

3         -  6                          .4900%

6         -  9                          .4600%

9         -  12                         .4300%

12        -  15                         .4000%

15        -  18                         .3850%

18        -  21                         .3700%

21        -  24                         .3600%

24        -  30                         .3500%

30        -  36                         .3450%

36        -  42                         .3400%

42        -  48                         .3350%

48        -  66                         .3250%

66        -  84                         .3200%

84        -  102                        .3150%

102       -  138                        .3100%

138       -  174                        .3050%

[OVER     -  174]                      [.3000%]

((174))   -  ((210))                  ((.3000%))

((210))   -  ((246))                  ((.2950%))

((246))   -  ((282))                  ((.2900%))

((282))   -  ((318))                  ((.2850%))

((318))   -  ((354))                  ((.2800%))

((354))   -  ((390))                  ((.2750%))

((390))   -  ((426))                  ((.2700%))

((426))   -  ((462))                  ((.2650%))

((462))   -  ((498))                  ((.2600%))

((498))   -  ((534))                  ((.2550%))

((OVER))  -  ((534))                  ((.2500%))

  (b) Individual [f]((F))und [f]((F))ee [r]((R))ate. The [i]((I))ndividual [f]((F))und [f]((F))ee [r]((R))ate shall be .30%.
 The sum of the [g]((G))roup [f]((F))ee [r]((R))ate, calculated as described above to the nearest millionth, and the [i]((I))ndividual [f]((F))und [f]((F))ee [r]((R))ate shall constitute the [a]((A))nnual [m]((M))anagement [f]((F))ee [r]((R))ate. One-twelfth of the [a]((A))nnual [m]((M))anagement [f]((F))ee ((Rate)) shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust [of the fund] ((or other organizational document))) determined as of the close of business on each business day throughout the month.
 In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the [f]((F))und's Trustees other than those who are "interested persons" of the [f]((F))und or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the [f]((F))und and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for [F]((f))idelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the [f]((F))und's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1993] ((1999)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the [f]((F))und or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent [, such consent on the part of the fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the [f]((F))und who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the [f]((F))und's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the [f]((F))und pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the [f]((F))und. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 [8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.]
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY DEVONSHIRE TRUST:
ON BEHALF OF FIDELITY REAL ESTATE INVESTMENT PORTFOLIO
SIGNATURE LINES OMITTED

EXHIBIT 4
UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY DEVONSHIRE TRUST:
FIDELITY MID-CAP STOCK FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [MODIFICATION] ((AMENDMENT)) made this [17th day of February 1994](( ____ day of _________ 1998,)) by and between Fidelity Devonshire Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Mid-Cap Stock Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser"), ((as set forth in its entirety below)).
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 17, 1994 to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on ______, 1998.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser [and of all personnel of the Fund or the Adviser] performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Standard & Poor's MidCap 400 Index (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:
  (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:
   (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
AVERAGE NET ASSETS           ANNUALIZED FEE RATE (FOR EACH LEVEL)

0         -  $ 3 BILLION                 .5200%

3         -  6                           .4900%

6         -  9                           .4600%

9         -  12                          .4300%

12        -  15                          .4000%

15        -  18                          .3850%

18        -  21                          .3700%

21        -  24                          .3600%

24        -  30                          .3500%

30        -  36                          .3450%

36        -  42                          .3400%

42        -  48                          .3350%

48        -  66                          .3250%

66        -  84                          .3200%

84        -  102                         .3150%

102       -  138                         .3100%

138       -  174                         .3050%

[174      -  228]                       [.3000%]

[228      -  282]                       [.2950%]

[282      -  336]                       [.2900%]

[OVER     -  336]                       [.2850%]

((174))   -  ((210))                   ((.3000%))

((210))   -  ((246))                   ((.2950%))

((246))   -  ((282))                   ((.2900%))

((282))   -  ((318))                   ((.2850%))

((318))   -  ((354))                   ((.2800%))

((354))   -  ((390))                   ((.2750%))

((390))   -  ((426))                   ((.2700%))

((426))   -  ((462))                   ((.2650%))

((462))   -  ((498))                   ((.2600%))

((498))   -  ((534))                   ((.2550%))

((OVER))  -  ((534))                   ((.2500%))

   (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .30%.
  (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.
  (c) Performance Adjustment Rate: The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest [percentage point] ((0.01%)) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.
 The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing
(i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
  (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.
  (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1994] 1999 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY DEVONSHIRE TRUST:
ON BEHALF OF FIDELITY MID-CAP STOCK FUND
SIGNATURE LINES OMITTED

EXHIBIT 5
UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY DEVONSHIRE TRUST:
FIDELITY UTILITIES FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [MODIFICATION] ((AMENDMENT)) made this [1st day of September 1994] ((____ day of __________ 1998,)) by and between Fidelity Devonshire Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Utilities Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser"), ((as set forth in its entirety below.))
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [modified December 1, 1993] ((September 1,
1998)) to a modification of said Contract in the manner set forth below. The [Modified] ((Amended)) Management Contract shall, when executed by duly authorized officers of the Fund and [the] Adviser, take effect on [the later of September 1, 1994 or the first day of the month following approval] __________, ((1998.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser [and of all personnel of the Fund or the Adviser] performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. ((Except as otherwise provided in sub-paragraph (e) of this paragraph 3,)) [T]((t))he Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the [Standard & Poor's Utilities Index] ((Russell 3000 Utilities Index)) (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:
  (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:
   (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company)] ((fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
AVERAGE NET ASSETS           ANNUALIZED FEE RATE (FOR EACH LEVEL)

0         -    $ 3 BILLION              .5200%

3         -    6                        .4900%

6         -    9                        .4600%

9         -    12                       .4300%

12        -    15                       .4000%

15        -    18                       .3850%

18        -    21                       .3700%

21        -    24                       .3600%

24        -    30                       .3500%

30        -    36                       .3450%

36        -    42                       .3400%

42        -    48                       .3350%

48        -    66                       .3250%

66        -    84                       .3200%

84        -    102                      .3150%

102       -    138                      .3100%

138       -    174                      .3050%

[174      -    228]                    [.3000%]

[228      -    282]                    [.2950%]

[282      -    336]                    [.2900%]

[OVER          336]                    [.2850%]

((174))   -    ((210))                ((.3000%))

((210))   -    ((246))                ((.2950%))

((246))   -    ((282))                ((.2900%))

((282))   -    ((318))                ((.2850%))

((318))   -    ((354))                ((.2800%))

((354))   -    ((390))                ((.2750%))

((390))   -    ((426))                ((.2700%))

((426))   -    ((462))                ((.2650%))

((462))   -    ((498))                ((.2600%))

((498))   -    ((534))                ((.2550%))

((OVER))       ((534))                ((.2500%))

  (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
 .20%.
 (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.
 (c) Performance Adjustment Rate: ((Except as otherwise provided in sub-paragraph (e) of this paragraph 3,)) [T]((t))he Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.15%.
 [The performance period will commence on December 1, 1993. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.] ((The performance period consists of the current month plus the previous 35 months.))
 The Portfolio's investment performance will be measured by comparing
(i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.
 (e) ((For the 35 month period commencing on _____________ (the Commencement Date) (such period hereafter referred to as the Transition Period), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Index and the Standard & Poor's Utilities Index (the index used to calculate the Portfolio's Performance Adjustment prior to the Commencement Date (the Prior
Index   ))    , such calculation being performed as follows:
 For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Index.))
 [(e)](((f) I))n case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses((,)) which[,] expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for [F]((f))idelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1995] ((1999)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY DEVONSHIRE TRUST:
ON BEHALF OF FIDELITY UTILITIES FUND
SIGNATURE LINES OMITTED

EXHIBIT 6
FORM OF
DISTRIBUTION AND SERVICE PLAN
FIDELITY DEVONSHIRE TRUST: FIDELITY EQUITY-INCOME FUND
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of Fidelity Equity-Income Fund (the "Portfolio"), a series of shares of Fidelity Devonshire Trust (the "Fund").
 2. The Fund has entered into a General Distribution Agreement with respect to the Portfolio with Fidelity Distributors Corporation (the "Distributor"), a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Portfolio's shares of beneficial interest ("shares"). Under the agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Portfolio for sale to the public. It is recognized that the Adviser may use its management fee revenues as well as past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Portfolio shares, including the activities referred to above.
 3. The Adviser directly, or through the Distributor, may, subject to the approval of the Trustees, make payments to securities dealers and other third parties who engage in the sale of shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request.
 4. The Portfolio will not make separate payments as a result of this Plan to the Adviser, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, a management fee to the Adviser. To the extent that any payments made by the Portfolio to the Adviser, including payment of management fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio" (as defined in the Act), the plan having been approved by a vote of a majority of the Trustees of the Fund, including a majority of Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until April 30, 1999 and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of shares of the Portfolio, to increase materially the amount spent by the Portfolio for distribution, or any amendment of the Management Contract to increase the amount to be paid by the Portfolio thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and
(b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio.
 8. During the existence of this Plan, the Fund shall require the Adviser and/or Distributor to provide the Fund, for review by the Fund's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of the Portfolio.
 10. Consistent with the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of shares of the Fund.
 11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

EXHIBIT 7
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the ___ day of _____ 199_, by and between Fidelity Devonshire Trust (Devonshire Trust), on behalf of Fidelity Mid-Cap Stock Fund (the
Fund), a separate series of Devonshire Trust, and Fidelity Commonwealth Trust (Commonwealth Trust), each a business trust duly formed under the laws of the Commonwealth of Massachusetts.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise (a) the transfer of all of the assets of the Fund to a series of Commonwealth Trust (the Series) solely in exchange for shares of beneficial interest of the Series (the Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Series Shares by the Fund to its shareholders (Fund Shareholders) in complete liquidation and termination of the Fund, in exchange for all of the Fund's outstanding shares (Fund Shares). The Fund shall receive shares of the Series equal to the number of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF THE FUND.
 Devonshire Trust, on behalf of the Fund, represents and warrants as follows:
 (a) The Fund is a series of Devonshire Trust, a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Fund is a series of Devonshire Trust, which is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, and such registration is in full force and effect;
 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in a violation of any provision of the Amended and Restated Declaration of Trust or the Bylaws of Devonshire Trust, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets that assert liability on the part of the Fund, except as previously disclosed in writing to Commonwealth Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
 (f) The Fund has filed or will file all federal and state tax returns that, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information) and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. As of the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
 (k) To the best knowledge of the Fund's management, there is no plan or intention by any of the Fund's shareholders to sell, exchange or otherwise dispose of any of the Series Shares to be received in the Reorganization;
 (l) The Fund shares are widely held and may be purchased and redeemed upon request;
 (m) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
 (n) Immediately following the consummation of the Reorganization, Commonwealth Trust will hold, on behalf of the Series, the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than [Confirm with Treasurers: 1%] of the net assets of the Fund;
 (o) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire shares of beneficial interest in the Fund;
 (p) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
 (q) Fund Shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
 (r) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
 (s) The Fund is a regulated investment company as defined in Section 851 of the Code;
 (t) The Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
 (u) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as shall have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act), and the 1940 Act;
 (v) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of June 30, 1998 and those incurred in the ordinary course of the Fund's business as an investment company since same date as determined above; and
 (w) The Fund will be liquidated immediately after the Reorganization.
2. REPRESENTATIONS AND WARRANTIES OF COMMONWEALTH TRUST.
 Commonwealth Trust represents and warrants as follows:
 (a) Commonwealth Trust is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) Commonwealth Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of Commonwealth Trust;
 (c) Commonwealth Trust is not in, and the execution, delivery and performance of this Agreement will not result in a violation of any provision of the Declaration of Trust or [Supplement to the Declaration of Trust] or Commonwealth Trust's Bylaws, or, to Commonwealth Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which Commonwealth Trust is a party or by which Commonwealth Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Commonwealth Trust is a party or is bound;
 (d) To Commonwealth Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against Commonwealth Trust or any of its properties or assets that assert liability on the part of Commonwealth Trust, except as previously disclosed in writing to Commonwealth Trust. Commonwealth Trust knows of no facts that might form the basis for the institution of such proceedings;
 (e) Commonwealth Trust intends for the Series to be a regulated investment company under Section 851 of the Code;
 (f) Prior to the Closing Date, there shall be no issued and outstanding Series Shares or any other securities issued by the Series (except for the one share that may be issued to FMR); Series Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;
 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Commonwealth Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of Commonwealth Trust enforceable against the Series in accordance with its terms;
 (h) As of the Closing Date, the Series Shares will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of Commonwealth Trust;
 (i) The fair market value of the Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares surrendered in exchange therefor;
 (j) Commonwealth Trust has no plan or intention on behalf of the Series to issue additional Series Shares following the Reorganization other than in the ordinary course of the business of the Series as the series of a registered open-end investment company;
 (k) Commonwealth Trust has no plan or intention to redeem or otherwise reacquire any of the Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of a registered open-end investment company;
 (l) Following the Reorganization, Commonwealth Trust, on behalf of the Series, will continue the Fund's historic business;
 (m) No consideration other than series shares will be issued in exchange for the Fund shares in the Reorganization.
 (n) At the time of the Reorganization, there will be no intercompany indebtedness existing between the Series and the Fund that was issued, acquired, or that will be settled at a discount.
 (o) At the time of the Reorganization, the Series will be a regulated investment company as defined in section 851 of the Code.
 (p) Commonwealth Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
 (q) The information to be furnished by Commonwealth Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
 (r) Commonwealth Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
 (s) To Commonwealth Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as shall have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
 (t) Commonwealth Trust, on behalf of the Series, will use the Employer Identification Number that was used by the Fund.
3. REORGANIZATION.
 (a) Subject to the requisite approval of the Fund Shareholders, if applicable, and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by Commonwealth Trust solely for the purpose of acquiring all of the assets of the Fund (which Series has not issued any Series Shares (except for one share that may be issued to FMR) or commenced operations) as of the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Series Shares equal to the value and number of full and fractional shares of the Fund outstanding at the time of the closing, as described in paragraph 6, as of the Closing Date provided for in Section 6(a).
 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in
Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof. The liabilities of the Fund to be assumed by the Series and allocated thereto, shall include (except as otherwise provided herein) all of the Fund's liabilities, debts, obligations, and duties,of whatever kind or nature, whether absolute, accrued, contingent,or otherwise, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement.
 (c) Immediately upon delivery to the Fund of the Series Shares, the individual Trustees of Devonshire Trust or any officer duly authorized by them, on the Devonshire Trust's behalf as the then sole shareholder of the Series, shall (1) approve (i) a Management Contract between Commonwealth Trust, on behalf of the Series, and FMR, (ii) Sub-Advisory Agreements between FMR and Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc., (iii) a Distribution and Service Plan under Rule 12b-1 under the 1940 Act between Commonwealth Trust, on behalf of the Series, and Fidelity Distributors Corporation (FDC) substantively identical to the contracts, agreements and plans currently in effect with respect to the Fund immediately prior to the Closing Date (as defined below), except as to the parties to such contract, agreement and plan, (iv) the independent accountants who currently serve in that capacity for the Fund, and (v) the adoption of revised fundamental policy described in Proposal 12 of the Proxy Statement.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute to the Fund Shareholders the Series Shares pro rata in proportion to their respective shares of beneficial interest in the Fund, such Fund Shareholders being shareholders of record as determined as of the Valuation Time on the Closing Date in accordance with the Devonshire Trust's Amended and Restated Declaration of Trust, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Series Shares thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Series Shares due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Series Shares in connection with such distribution.
 (e) Immediately after the distribution of the Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated, and any such further actions shall be taken in connection therewith as required by applicable law.
 (f) Any transfer taxes payable upon issuance of Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Series Shares shall be paid by the person to whom such Series Shares are to be issued, as a condition of such transfer.
 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
4. VALUATION.
 (a) The valuation time shall be the close of business of the New York Stock Exchange on the Closing Date (the Valuation Time).
 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
 (c) The number, value, and denomination of full and fractional Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 (d) All computations pursuant to this Section shall be made by Fidelity Service Company, Inc. (FSC), a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
5. FEES; EXPENSES.
 (a) Commonwealth Trust and the Fund each represents that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
 (b) The Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by the Agreement.
6. CLOSING DATE.
 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of the Devonshire Trust and Commonwealth Trust, 82 Devonshire Street, Boston, Massachusetts, on
J   une 25, 1999    , or at such other place or date as the parties
may agree in writing (the Closing Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
 (b) In the event that, on the Closing Date (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified The Chase Manhattan Bank, as custodian for the Fund, of the Fund's reorganization to a series of Commonwealth Trust.
 (d) Fidelity Service Company, Inc., as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Series Shares. Commonwealth Trust shall issue and deliver a confirmation to the Fund evidencing the Series Shares to be credited as of the Closing Date or provide evidence satisfactory to the Fund that such Series Shares have been credited to the Fund's account on the books of Commonwealth Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND.
 (a) If required to do so pursuant to the terms of Devonshire Trust's Amended and Restated Declaration of Trust or otherwise by applicable law, the Fund agrees to call a meeting of its shareholders (the Shareholder's Meeting) to consider and act upon this Agreement. The Fund shall take all other action necessary to obtain approval of the transactions contemplated hereby.
 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Series Shares, the Fund shall be liquidated and terminated as a series of Devonshire Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF COMMONWEALTH TRUST.
 The obligations of Commonwealth Trust hereunder shall be subject to the following conditions:
 (a) That the Fund furnishes to Commonwealth Trust a statement, dated as of the Closing Date, signed by an officer of Devonshire Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That the Fund furnishes Commonwealth Trust with copies of the resolutions, certified by an officer of Devonshire Trust, evidencing the adoption of this Agreement and, if applicable, the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (c) That the Fund shall deliver to Commonwealth Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
 (d) That the Fund's custodian shall deliver to Commonwealth Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time (i) the assets held by the custodian will be transferred to the Series; (ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (e) That the Fund's transfer agent shall deliver to Commonwealth Trust at the Closing a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (f) If applicable, that the Fund calls a Shareholder's Meeting to consider and act upon this Agreement and that the Fund takes all other action necessary to obtain approval of the transactions contemplated hereby;
 (g) That the Fund delivers to Commonwealth Trust a certificate of an officer of Devonshire Trust, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since June 30, 1998, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by Commonwealth Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of Commonwealth Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF THE FUND.
 The obligations of the Fund hereunder shall be subject to the following conditions:
 (a) That Commonwealth Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of Commonwealth Trust, dated as of the Closing Date pursuant to which Trust, on behalf of the Series, will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Commonwealth Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and Commonwealth Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and Commonwealth Trust, to the effect that the Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law.
10. CONDITIONS TO OBLIGATIONS OF THE FUND AND COMMONWEALTH TRUST.
 The obligations of the Fund and Commonwealth Trust hereunder shall be subject to the following conditions:
 (a) If applicable, that this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Commonwealth Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Commonwealth Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That Commonwealth Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing.
 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (f) That Commonwealth Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Commonwealth Trust and the Fund that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under Section 368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Series Shares and the assumption of the Fund's liabilities followed by the distribution of those the Series Shares to the shareholders of the Fund;
  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the the Series Shares and the assumption of the Fund's liabilities;
  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Series Shares in the Reorganization;
  (vii) A Fund Shareholder's basis in the the Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
  (viii) A Fund Shareholder's holding period for his or her Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.
  (ix) The Reorganization will not result in the termination of the Fund's taxable year, and the Fund's tax attributes enumerated in
Section 381(c) of the Code will be taken into account by the Series as if there had been no conversion.
 Notwithstanding anything herein to the contrary, neither the Fund nor Commonwealth Trust may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF THE FUND.
 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
 (b) The Fund covenants that the Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 (c) The Fund covenants that it will assist Commonwealth Trust in obtaining such information as Commonwealth Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Declaration of Trust and [Supplement to the Declaration of Trust] in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER.
 (a) The parties hereto may terminate this Agreement by mutual consent. In addition, either party may, at its option, terminate this Agreement at or prior to the Closing Date because
  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 (b) In the event of any such termination, there shall be no liability for damages on the part of Commonwealth Trust or the Fund, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the appropriate officers of Devonshire Trust, Commonwealth Trust, the Fund, or the Series; provided, however, that following the shareholders' meeting, if any, called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either party may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of Fund Shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. LIMITATION OF LIABILITY.
 Copies of the Declarations of Trust of Commonwealth Trust as [supplemented] and Devonshire Trust, as restated and amended, are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of Commonwealth Trust and Devonshire Trust as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of Devonshire Trust's or Commonwealth Trust's Trustees, officers, or shareholders individually, but are binding only upon the assets and property of such Fund or Series. The Fund and Commonwealth Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the trustees of such Fund or Series.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
FIDELITY DEVONSHIRE TRUST, on behalf of
FIDELITY MID-CAP STOCK FUND
[SIGNATURE LINES OMITTED]
FIDELITY COMMONWEALTH TRUST
[SIGNATURE LINES OMITTED]
FIDELITY MANAGEMENT & RESEARCH COMPANY]
[SIGNATURE LINES OMITTED]

EXHIBIT 8
COMPARISON OF STAND ALONE FUND STRUCTURE
TO
MASTER FEEDER FUND STRUCTURE
STAND ALONE FUND STRUCTURE
The "Stand Alone Fund Structure" diagram contains three circles labeled "Individual Fund A-1 (Managed by FMR)," "Individual Fund A-2 (Managed by FMR)," and "Individual Fund A-3 (Managed by FMR)," respectively. Above each circle attached by a line is a single rectangular box. The three rectangular boxes are labeled "Retail Investors," "Institutional Investors," and "Retirement Investors," respectively.
MASTER FEEDER FUND STRUCTURE
The "Master Feeder Fund Structure" diagram contains a single circle labeled "Master Fund (Managed by FMR)." Surrounding the circle attached by lines are three square boxes labeled "Feeder Fund A-1," "Feeder Fund A-2," and "Feeder Fund A-3," respectively. Attached to each square box a line is a single rectangular box. The three rectangular boxes are labeled "Retail Investors," "Institutional Investors," and Retirement Investors," respectively.

EXHIBIT 9
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)

INVESTMENT                                                   FISCAL        AVERAGE                          RATIO OF NET
OBJECTIVE AND FUND                                           YEAR END (A)  NET ASSETS                       ADVISORY FEES
                                                                           (MILLIONS)(B)                    TO AVERAGE
                                                                                                            NET ASSETS PAID
                                                                                                            TO FMR (C)
GROWTH

ADVISOR FOCUS FUNDS:

 CONSUMER INDUSTRIES: ((POUND))**

  CLASS A                                                     7/31/97      $ 0.7                            0.60%(DAGGER)

  CLASS T                                                     7/31/97       3.9                             0.60(DAGGER)

  CLASS B                                                     7/31/97       0.3                             0.60(DAGGER)

  CLASS C ((HOLLOW DIAMOND))                                  7/31/98       0.3                             0.60(DAGGER)

  INSTITUTIONAL CLASS                                         7/31/97       1.1                             0.60(DAGGER)

 CYCLICAL INDUSTRIES: ((POUND))**

  CLASS A                                                     7/31/97       0.2                             0.60(DAGGER)

  CLASS T                                                     7/31/97       1.1                             0.60(DAGGER)

  CLASS B                                                     7/31/97       0.1                             0.60(DAGGER)

  CLASS C ((HOLLOW DIAMOND)) ((SUNBURST))                     7/31/98       0.0                             0.60(DAGGER)

  INSTITUTIONAL CLASS                                         7/31/97       4.1                             0.60(DAGGER)

 FINANCIAL SERVICES: ((POUND))**

  CLASS A                                                     7/31/97       2.9                             0.60(DAGGER)

  CLASS T                                                     7/31/97       22.0                            0.60(DAGGER)

  CLASS B                                                     7/31/97       3.3                             0.60(DAGGER)

  CLASS C ((HOLLOW DIAMOND))                                  7/31/98       5.3                             0.60(DAGGER)

  INSTITUTIONAL CLASS                                         7/31/97       2.2                             0.60(DAGGER)

 HEALTH CARE: ((POUND))**

  CLASS A                                                     7/31/97       2.9                             0.60(DAGGER)

  CLASS T                                                     7/31/97       22.5                            0.60(DAGGER)

  CLASS B                                                     7/31/97       2.4                             0.60(DAGGER)

  CLASS C ((HOLLOW DIAMOND))                                  7/31/98       3.9                             0.60(DAGGER)

  INSTITUTIONAL CLASS                                         7/31/97       2.7                             0.60(DAGGER)

 NATURAL RESOURCES: ((POUND))**

  CLASS A                                                     7/31/97       4.5                             0.60(DAGGER)

  CLASS T                                                     7/31/97       634.0                           0.60(DAGGER)

  CLASS B                                                     7/31/97       49.4                            0.60(DAGGER)

  CLASS C ((HOLLOW DIAMOND))                                  7/31/98       1.1                             0.60(DAGGER)

  INSTITUTIONAL CLASS                                         7/31/97       10.8                            0.60(DAGGER)

 TECHNOLOGY: ((POUND))**

  CLASS A                                                     7/31/97       3.6                             0.60(DAGGER)

  CLASS T                                                     7/31/97       25.8                            0.60(DAGGER)

  CLASS B                                                     7/31/97       2.2                             0.60(DAGGER)

  CLASS C ((HOLLOW DIAMOND))                                  7/31/98       2.1                             0.60(DAGGER)

  INSTITUTIONAL CLASS                                         7/31/97       1.6                             0.60(DAGGER)

 UTILITIES GROWTH: ((POUND))**

  CLASS A                                                     7/31/97       0.4                             0.60(DAGGER)

  CLASS T                                                     7/31/97       3.8                             0.60(DAGGER)

  CLASS B                                                     7/31/97       0.8                             0.60(DAGGER)

  CLASS C ((HOLLOW DIAMOND))                                  7/31/98       1.2                             0.60(DAGGER)

  INSTITUTIONAL CLASS                                         7/31/97       1.8                             0.60(DAGGER)

BLUE CHIP GROWTH ((POUND))                                    7/31/97       10,047.1                        0.51

LOW-PRICED STOCK ((POUND))                                    7/31/97       6,107.7                         0.76

OTC PORTFOLIO ((POUND))                                       7/31/97       3,330.0                         0.56

EXPORT AND MULTINATIONAL FUND ((POUND))                       8/31/97       415.7                           0.60

ADVISOR KOREA FUND, INC. ((PSI))                              9/30/97       49.9                            1.00

DESTINY I ((POUND))                                           9/30/97      $ 5,260.4                        0.36%

DESTINY II ((POUND))                                          9/30/97       3,074.7                         0.50

ADVISOR EMERGING ASIA FUND, INC. ((PSI))                      10/31/97      130.4                           1.16

ADVISOR OVERSEAS: ((EPSLON))

 CLASS A                                                      10/31/97      2.6                             0.81

 CLASS T                                                      10/31/97      1,112.8                         0.81

 CLASS B                                                      10/31/97      29.0                            0.81

 CLASS C ((HOLLOW DIAMOND))                                   10/31/98**    6.4                             0.81

 INSTITUTIONAL CLASS                                          10/31/97      30.4                            0.81

CANADA ((EPSLON))                                             10/31/97      127.5                           0.39

CAPITAL APPRECIATION ((POUND))                                10/31/97      1,773.3                         0.41

DISCIPLINED EQUITY ((POUND))                                  10/31/97      2,212.1                         0.44

DIVERSIFIED INTERNATIONAL ((EPSLON))                          10/31/97      1,106.3                         0.83

EMERGING MARKETS ((EPSLON))                                   10/31/97      1,049.2                         0.75

EUROPE ((EPSLON))                                             10/31/97      874.8                           0.78

EUROPE CAPITAL APPRECIATION ((EPSLON))                        10/31/97      335.4                           0.65

FRANCE ((EPSLON))                                             10/31/97      6.3                             0.00   *

GERMANY ((EPSLON))                                            10/31/97      11.9                            0.48   *

HONG KONG AND CHINA ((REX-ALL))                               10/31/97      217.5                           0.75

INTERNATIONAL VALUE ((REX-ALL))                               10/31/97      305.5                           0.85

JAPAN ((REX-ALL))                                             10/31/97      295.1                           0.93

JAPAN SMALL COMPANIES ((REX-ALL))                             10/31/97      94.1                            0.75

LATIN AMERICA ((EPSLON))                                      10/31/97      868.0                           0.75

NORDIC ((EPSLON))**                                           10/31/97      68.5                            0.75

OVERSEAS ((EPSLON))                                           10/31/97      3,574.3                         0.84

PACIFIC BASIN ((REX-ALL))                                     10/31/97      347.5                           0.70

SOUTHEAST ASIA ((REX-ALL))                                    10/31/97      584.7                           0.76

STOCK SELECTOR ((POUND))                                      10/31/97      1,738.2                         0.47

TECHNOQUANT GROWTH**                                          10/31/97      63.4                            0.59(DAGGER)

UNITED KINGDOM ((EPSLON))                                     10/31/97      5.1                             0.00*

VALUE ((POUND))                                               10/31/97      7,464.9                         0.46

WORLDWIDE ((EPSLON))                                          10/31/97      1,067.5                         0.75

ADVISOR EQUITY GROWTH: ((POUND))

 CLASS A                                                      11/30/97      14.6                            0.60

 CLASS T                                                      11/30/97      3,860.7                         0.60

 CLASS B                                                      11/30/97      31.7                            0.60

 CLASS C                                                      11/30/97      0.5                             0.60

 INSTITUTIONAL CLASS                                          11/30/97      1,154.7                         0.60

ADVISOR GROWTH OPPORTUNITIES: ((POUND))

 CLASS A                                                      11/30/97      136.1                           0.52(DAGGER)

 CLASS T                                                      11/30/97      20,087.8                        0.52(DAGGER)

 CLASS B                                                      11/30/97      395.4                           0.52(DAGGER)

 CLASS C                                                      11/30/97      2.9                             0.52(DAGGER)

 INSTITUTIONAL CLASS                                          11/30/97      384.3                           0.52(DAGGER)

ADVISOR LARGE CAP: ((POUND))

 CLASS A                                                      11/30/97      1.5                             0.60

 CLASS T                                                      11/30/97      35.8                            0.60

 CLASS B                                                      11/30/97      16.1                            0.60

 CLASS C ((SUNBURST))                                         11/30/97      0.0                             0.60

 INSTITUTIONAL CLASS                                          11/30/97      7.7                             0.60

ADVISOR MID CAP: ((POUND))

 CLASS A                                                      11/30/97      2.6                             0.60

 CLASS T                                                      11/30/97      266.9                           0.60

   ADVISOR MID CAP: ((POUND)) (CONTINUED)

 CLASS B                                                      11/30/97     $ 43.5                           0.60%

 CLASS C                                                      11/30/97      0.1                             0.60

 INSTITUTIONAL CLASS                                          11/30/97      52.0                            0.60

ADVISOR STRATEGIC  OPPORTUNITIES: ((POUND))

 CLASS A                                                      11/30/97      1.1                             0.40(DAGGER)

 CLASS T                                                      11/30/97      494.6                           0.40(DAGGER)

 CLASS B                                                      11/30/97      99.5                            0.40(DAGGER)

 INSTITUTIONAL CLASS                                          11/30/97      5.9                             0.40(DAGGER)

 INITIAL CLASS                                                11/30/97      20.5                            0.40(DAGGER)

ADVISOR TECHNOQUANT GROWTH: ((POUND))

 CLASS A                                                      11/30/97      4.1                             0.60

 CLASS T                                                      11/30/97      13.0                            0.60

 CLASS B                                                      11/30/97      6.4                             0.60

 CLASS C  ((SUNBURST))                                        11/30/97      0.0                             0.60

 INSTITUTIONAL CLASS                                          11/30/97      1.3                             0.60

EMERGING GROWTH ((POUND))                                     11/30/97      1,907.1                         0.77

GROWTH COMPANY ((POUND))                                      11/30/97      10,175.2                        0.47

NEW MILLENNIUM ((POUND))                                      11/30/97      1,437.9                         0.74

RETIREMENT GROWTH ((POUND))                                   11/30/97      4,042.6                         0.41

CONGRESS STREET                                               12/31/97      86.8                            0.45

CONTRAFUND ((POUND))                                          12/31/97      27,817.1                        0.48

EXCHANGE                                                      12/31/97      291.8                           0.54

TREND ((POUND))                                               12/31/97      1,442.4                         0.42

VARIABLE INSURANCE PRODUCTS:

 GROWTH

  INITIAL CLASS                                               12/31/97      6,937.2                         0.60

  SERVICE CLASS                                               12/31/97      0.6                             0.60

 OVERSEAS ((EPSLON))

  INITIAL CLASS                                               12/31/97      1,917.4                         0.75

  SERVICE CLASS                                               12/31/97      0.3                             0.75

VARIABLE INSURANCE PRODUCTS II:

 ASSET MANAGER: GROWTH ((POUND))

  INITIAL CLASS                                               12/31/97      389.5                           0.60

  SERVICE CLASS  ((SUNBURST))                                 12/31/97      0.0                             0.60

 CONTRAFUND ((POUND))

  INITIAL CLASS                                               12/31/97      3,294.9                         0.60

  SERVICE CLASS                                               12/31/97      1.4                             0.60

VARIABLE INSURANCE PRODUCTS III:

 GROWTH OPPORTUNITIES ((POUND))

  INITIAL CLASS                                               12/31/97      703.1                           0.60

  SERVICE CLASS                                               12/31/97      0.7                             0.60

SELECT PORTFOLIOS:

 AIR TRANSPORTATION ((POUND))                                 2/28/98       62.7                            0.60

 AMERICAN GOLD                                                2/28/98       279.5                           0.60

 AUTOMOTIVE ((POUND))                                         2/28/98       62.2                            0.59

 BIOTECHNOLOGY ((POUND))                                      2/28/98       577.4                           0.60

 BROKERAGE AND INVESTMENT MANAGEMENT ((POUND))                2/28/98       416.4                           0.60

 BUSINESS SERVICES AND OUTSOURCING ((POUND))                  2/28/98       7.1                             0.60((ITALIC B))

 CHEMICALS ((POUND))                                          2/28/98       83.4                            0.60

 COMPUTERS ((POUND))                                          2/28/98       658.0                           0.60

 CONSTRUCTION AND HOUSING ((POUND))                           2/28/98       26.0                            0.60

 CONSUMER INDUSTRIES ((POUND))                                2/28/98       26.5                            0.61

 CYCLICAL INDUSTRIES ((POUND))                                2/28/98       3.6                             0.00*

SELECT PORTFOLIOS: (CONTINUED)

 DEFENSE AND AEROSPACE ((POUND))                              2/28/98      $ 63.9                           0.60%

 DEVELOPING COMMUNICATIONS ((POUND))                          2/28/98       238.7                           0.60

 ELECTRONICS ((POUND))                                        2/28/98       2,374.6                         0.60

 ENERGY ((POUND))                                             2/28/98       191.3                           0.59

 ENERGY SERVICE ((POUND))                                     2/28/98       964.1                           0.59

 ENVIRONMENTAL SERVICES ((POUND))                             2/28/98       27.8                            0.60

 FINANCIAL SERVICES ((POUND))                                 2/28/98       468.5                           0.60

 FOOD AND AGRICULTURE ((POUND))                               2/28/98       247.0                           0.60

 HEALTH CARE ((POUND))                                        2/28/98       1,590.8                         0.60

 HOME FINANCE ((POUND))                                       2/28/98       1,334.7                         0.60

 INDUSTRIAL EQUIPMENT ((POUND))                               2/28/98       60.1                            0.60

 INDUSTRIAL MATERIALS ((POUND))                               2/28/98       29.9                            0.60

 INSURANCE ((POUND))                                          2/28/98       110.4                           0.60

 LEISURE ((POUND))                                            2/28/98       142.1                           0.60

 MEDICAL DELIVERY ((POUND))                                   2/28/98       159.1                           0.60

 MEDICAL EQUIPMENT AND SYSTEMS ((POUND))((HOLLOW DIAMOND))    2/28/99**     6.9                             0.60((ITALIC B))

 MULTIMEDIA ((POUND))                                         2/28/98       59.1                            0.60

 NATURAL GAS ((POUND))                                        2/28/98       82.3                            0.59

 NATURAL RESOURCES ((POUND))                                  2/28/98       6.4                             0.00*

 PAPER AND FOREST PRODUCTS ((POUND))                          2/28/98       24.2                            0.60

 PRECIOUS METALS AND MINERALS ((POUND))                       2/28/98       194.7                           0.60

 REGIONAL BANKS ((POUND))                                     2/28/98       1,035.6                         0.60

 RETAILING ((POUND))                                          2/28/98       152.9                           0.60

 SOFTWARE AND COMPUTER SERVICES ((POUND))                     2/28/98       434.9                           0.60

 TECHNOLOGY ((POUND))                                         2/28/98       552.2                           0.60

 TELECOMMUNICATIONS ((POUND))                                 2/28/98       413.4                           0.60

 TRANSPORTATION ((POUND))                                     2/28/98       57.4                            0.59

 UTILITIES GROWTH ((POUND))                                   2/28/98       273.5                           0.60

MAGELLAN ((POUND))                                            3/31/98       61,521.2                        0.43

LARGE CAP STOCK ((POUND))                                     4/30/98       133.9                           0.45

MID CAP STOCK ((POUND))                                       4/30/98       1,579.2                         0.60

SMALL CAP STOCK ((POUND))**                                   4/30/98       383.2                           0.35*(DAGGER)

SMALL CAP STOCK SELECTOR ((POUND))                            4/30/98       727.3                           0.67

CONTRAFUND II ((POUND))                                       6/30/98       226.3                           0.59

FIDELITY FIFTY ((POUND))                                      6/30/98       180.5                           0.43


(a) All fund data are as of the fiscal year end noted in the chart or as of June 30, 1998, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*). The ratio for certain multi-class funds is presented gross of expense reductions.
(dagger) Annualized
((sunburst)) Average net assets for the period shown were less than
$100,000
** Less than a complete fiscal year
((italic B)) Based on estimated expenses
((rex-all)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)
L), with respect to the fund.
((epslon)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA (U.K.) L, with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((psi)) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund. ((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

EXHIBIT 10
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS

INVESTMENT                                FISCAL        AVERAGE        RATIO OF NET
OBJECTIVE AND FUND                        YEAR END (A)  NET ASSETS     ADVISORY FEES
                                                        (MILLIONS)(B)  TO AVERAGE
                                                                       NET ASSETS
                                                                       PAID
                                                                       TO FMR (C)

GROWTH AND INCOME

BALANCED ((POUND))                         7/31/97      $ 3,927.2                      0.45%

DIVIDEND GROWTH ((POUND))                  7/31/97       2,674.3                       0.65

GLOBAL BALANCED ((REX-ALL))                7/31/97       76.2                          0.75

GROWTH & INCOME ((POUND))                  7/31/97       25,463.2                      0.50

PURITAN ((POUND))                          7/31/97       19,047.2                      0.45

ADVISOR BALANCED: ((POUND))

 CLASS A                                   10/31/97      4.3                           0.45

 CLASS B                                   10/31/97      7.7                           0.45

 CLASS T                                   10/31/97      2,909.7                       0.45

 CLASS C ((HOLLOW DIAMOND))                10/31/98**    4.7                           0.45

 INSTITUTIONAL CLASS                       10/31/97      28.2                          0.45

INTERNATIONAL GROWTH & INCOME ((REX-ALL))  10/31/97      1,090.1                       0.75

ADVISOR EQUITY INCOME: ((POUND))

 CLASS A                                   11/30/97      12.9                          0.50

 CLASS B                                   11/30/97      586.4                         0.50

 CLASS T                                   11/30/97      1,928.3                       0.50

 CLASS C                                   11/30/97      0.3                           0.50

 INSTITUTIONAL CLASS                       11/30/97      459.4                         0.50

ADVISOR GROWTH & INCOME: ((POUND))

 CLASS A                                   11/30/97      2.8                           0.50

 CLASS B                                   11/30/97      12.9                          0.50

 CLASS T                                   11/30/97      55.6                          0.50

 CLASS C                                   11/30/97      0.2                           0.50

 INSTITUTIONAL CLASS                       11/30/97      13.5                          0.50

CONVERTIBLE SECURITIES ((POUND))           11/30/97      1,080.2                       0.46

EQUITY-INCOME II ((POUND))                 11/30/97      15,981.8                      0.50

VARIABLE INSURANCE PRODUCTS:

 EQUITY-INCOME

  INITIAL CLASS                            12/31/97      8,495.3                       0.50

  SERVICE CLASS                            12/31/97      1,479.1                       0.50

VARIABLE INSURANCE PRODUCTS II:

 ASSET MANAGER ((POUND))

  INITIAL CLASS                            12/31/97      4,020.8                       0.55

  SERVICE CLASS ((SUNBURST))               12/31/97      0.0                           0.55

 INDEX 500                                 12/31/97      1,493.1                       0.15*

VARIABLE INSURANCE PRODUCTS III:

 BALANCED PORTFOLIO ((POUND))

  INITIAL CLASS                            12/31/97      162.0                         0.45

  SERVICE CLASS  (SUNBURST))               12/31/97      0.0                           0.45

 GROWTH & INCOME ((POUND))

  INITIAL CLASS                            12/31/97      174.8                         0.49

  SERVICE CLASS  ((SUNBURST))              12/31/97      0.0                           0.49

EQUITY-INCOME ((POUND))                    1/31/98       18,442.4                      0.46

REAL ESTATE INVESTMENT ((POUND))           1/31/98       2,267.1                       0.60

UTILITIES FUND ((POUND))                   1/31/98       1,333.6                       0.60

SPARTAN U.S. EQUITY INDEX                  2/28/98       8,560.9                       0.19*

SPARTAN MARKET INDEX                       4/30/98       3,734.1                       0.19*

FIDELITY FUND ((POUND))                    6/30/98       6,846.9                       0.38


(a) All fund data are as of the fiscal year end noted in the chart or as of June 30, 1998, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*). The ratio for certain multi-class funds is presented gross of expense reductions.
** Less than a complete fiscal year
((sunburst)) Average net assets for the period shown were less than
$100,000
((rex-all)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)
L), with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

DEV-pxs-0998 CUSIP#316138106/FUND#023
 CUSIP#316128404/FUND#337
 CUSIP#316138205/FUND#303
 CUSIP#316128107/FUND#311
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY DEVONSHIRE TRUST: FIDELITY EQUITY-INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Robert M. Gates, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Devonshire Trust: Fidelity Equity-Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 18, 1998 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316138106/fund# 023

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS         [  ] FOR ALL                  [  ] WITHHOLD           1.
    TRUSTEES: RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED                AUTHORITY TO VOTE FOR
    ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.          (EXCEPT AS MARKED TO           ALL NOMINEES.
    BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,     THE CONTRARY    AT LEFT    ).
    WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN
    L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
    ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
    THE NOMINEE(S) ON THE LINE BELOW.)



______________________________________________________________________

2.           TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS             FOR [  ]   AGAINST [  ]   ABSTAIN [  ]   2.
             LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

3.           TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND             FOR [  ]   AGAINST [  ]   ABSTAIN [  ]   3.
             RESTATED DECLARATION OF TRUST.

4.           TO APPROVE AN AMENDED MANAGEMENT CONTRACT    FOR THE          FOR [  ]   AGAINST [  ]   ABSTAIN [  ]   4.
                FUND.

   7.        TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT           FOR [  ]   AGAINST [  ]   ABSTAIN [  ]   7.
             TO RULE 12B-1    FOR THE FUND.

   9.        TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY    FOR THE       FOR [  ]   AGAINST [  ]   ABSTAIN [  ]   9.
                FUND     TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END
             INVESTMENT COMPANY MANAGED BY FMR OR AN AFFILIATE
             WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND
             POLICIES.

   12.       TO AMEND    THE FUND'    S FUNDAMENTAL INVESTMENT             FOR [  ]   AGAINST [  ]   ABSTAIN [   ]  12.
             LIMITATION CONCERNING DIVERSIFICATION, TO EXCLUDE
             SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE
             LIMITATION.


EQU-PXC-0998    cusip # 316138106/fund# 023
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY DEVONSHIRE TRUST: FIDELITY MID-CAP STOCK FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Robert M. Gates, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Devonshire Trust: Fideliy Mid-Cap Stock Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 18, 1998 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316128404/fund# 337

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS         [  ] FOR ALL                  [  ] WITHHOLD           1.
    TRUSTEES: RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED                AUTHORITY TO VOTE FOR
    ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.          (EXCEPT AS MARKED TO           ALL NOMINEES.
    BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,     THE CONTRARY    AT LEFT).
    WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN
    L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
    ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
    THE NOMINEE(S) ON THE LINE BELOW.)



______________________________________________________________________

2.           TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS             FOR [  ]   AGAINST [  ]   ABSTAIN [  ]  2.
             LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

3.           TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND             FOR [  ]   AGAINST [  ]   ABSTAIN [  ]  3.
             RESTATED DECLARATION OF TRUST.

   5.        TO APPROVE AN AMENDED MANAGEMENT CONTRACT    FOR THE          FOR [  ]   AGAINST [  ]   ABSTAIN [  ]     5    .
                FUND    .

   8    .    TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE            FOR [  ]   AGAINST [  ]   ABSTAIN [  ]     8.
             REORGANIZATION    OF THE FUND     FROM A SEPARATE SERIES OF

   12.       TO AMEND    THE FUND'    S FUNDAMENTAL INVESTMENT             FOR [  ]   AGAINST [  ]   ABSTAIN [  ]    12.
             LIMITATION CONCERNING DIVERSIFICATION, TO EXCLUDE
             SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE
             LIMITATION.


MCS-PXC-0998    cusip # 316128404/fund# 337
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY DEVONSHIRE TRUST: FIDELITY REAL ESTATE INVESTMENT PORTFOLIO PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Robert M. Gates, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Devonshire Trust: Fidelity Real Estate Investment Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 18, 1998 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316138205/fund# 303

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---- -----------------------------------------------------------------

1.  TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS         [  ] FOR ALL                  [  ] WITHHOLD           1.
    TRUSTEES: RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED                AUTHORITY TO VOTE FOR
    ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.          (EXCEPT AS MARKED TO           ALL NOMINEES.
    BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,     THE CONTRARY    AT LEFT    ).
    WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN
    L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
    ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
    THE NOMINEE(S) ON THE LINE BELOW.)



______________________________________________________________________

2.           TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS             FOR [  ]   AGAINST [  ]   ABSTAIN [  ]  2.
             LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

3.           TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND             FOR [  ]   AGAINST [  ]   ABSTAIN [  ]  3.
             RESTATED DECLARATION OF TRUST.

4.           TO APPROVE AN AMENDED MANAGEMENT CONTRACT    FOR THE          FOR [  ]   AGAINST [  ]   ABSTAIN [  ]  4.
                FUN    D.

9.           TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR    THE       FOR [  ]   AGAINST [  ]   ABSTAIN [  ]     9    .
                FUND     TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END
             INVESTMENT COMPANY MANAGED BY FMR OR AN AFFILIATE
             WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND
              POLICIES.

   11    .   TO MAKE    THE FUND    'S CURRENT FUNDAMENTAL 65%             FOR [  ]   AGAINST [  ]   ABSTAIN [  ]    11    .
             INVESTMENT POLICY NON-FUNDAMENTAL.

   13.       TO REPLACE    THE FUND'    S NON-FUNDAMENTAL INVESTMENT       FOR [  ]   AGAINST [  ]   ABSTAIN [  ]    13.
             POLICY CONCERNING THE PURCHASE AND SALE OF REAL ESTATE
             WITH A FUNDAMENTAL INVESTMENT POLICY.


REA-PXC-0998    cusip # 316138205/fund# 303
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY DEVONSHIRE TRUST: FIDELITY UTILITIES FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Robert M. Gates, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Devonshire Trust: Fidelity Utilities Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 18, 1998 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316128107/fund# 311

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  TO ELECT THE 12 NOMINEES SPECIFIED BELOW AS         [  ] FOR ALL                  [  ] WITHHOLD           1.
    TRUSTEES: RALPH F. COX, PHYLLIS BURKE DAVIS,       NOMINEES LISTED                AUTHORITY TO VOTE FOR
    ROBERT M. GATES, EDWARD C. JOHNSON 3D, E.          (EXCEPT AS MARKED TO           ALL NOMINEES.
    BRADLEY JONES, DONALD J. KIRK, PETER S. LYNCH,     THE CONTRARY    AT LEFT)    .
    WILLIAM O. MCCOY, GERALD C. MCDONOUGH, MARVIN
    L. MANN, ROBERT C. POZEN, THOMAS R. WILLIAMS.
    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
    ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
    THE NOMINEE(S) ON THE LINE BELOW.)



______________________________________________________________________

2.           TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS             FOR [  ]   AGAINST [  ]   ABSTAIN [  ]  2.
             LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

3.           TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND             FOR [  ]   AGAINST [  ]   ABSTAIN [  ]  3.
             RESTATED DECLARATION OF TRUST.

   6.        TO APPROVE AN AMENDED MANAGEMENT CONTRACT    FOR THE          FOR [  ]   AGAINST [  ]   ABSTAIN [  ]     6.
                FUND.

   9.        TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY    FOR THE       FOR [  ]   AGAINST [  ]   ABSTAIN [  ]     9.
                FUND     TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END
             INVESTMENT COMPANY MANAGED BY FMR OR AN AFFILIATE
             WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND
             POLICIES.

   10.       TO AMEND    THE FUND'    S FUNDAMENTAL INVESTMENT             FOR [  ]   AGAINST [  ]   ABSTAIN [  ]    10.
             LIMITATION CONCERNING THE CONCENTRATION OF ITS
             INVESTMENTS IN THE PUBLIC UTILITIES INDUSTRY.

   12.       TO AMEND    THE FUND'S     FUNDAMENTAL INVESTMENT             FOR [  ]   AGAINST [  ]   ABSTAIN [  ]    12.
             LIMITATION CONCERNING DIVERSIFICATION, TO EXCLUDE
             SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE
             LIMITATION.


UIF-PXC-0998    cusip # 316128107/fund# 311
(PHOTO_OF_EDWARD_C_JOHNSON_3D)PROXY MATERIALS
I M P O R T A N T
PLEASE CAST YOUR VOTE NOW!
FIDELITY EQUITY-INCOME FUND
FIDELITY MID-CAP STOCK FUND
FIDELITY REAL ESTATE INVESTMENT PORTFOLIO
FIDELITY UTILITIES FUND
Dear Shareholder:
I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held in November. The purpose of the meeting is to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund(s). This package contains information about the proposals and the materials to use when voting by mail.
Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.
If you have any questions before you vote, please call Fidelity at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative. Sincerely,
Edward C. Johnson 3d
Chairman and Chief Executive Officer
Important information to help you understand and vote on the proposals PLEASE READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE PROPOSALS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT. WE APPRECIATE YOU PLACING YOUR TRUST IN FIDELITY AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.
WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
You may be asked to vote on the following proposals:
1. To elect a Board of Trustees.
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.
3. To authorize the Trustees to adopt an amended and restated Declaration of Trust.
4. To approve amended management contracts for Fidelity Equity-Income Fund and Fidelity Real Estate Investment Portfolio.
5. To approve an amended management contract for Fidelity Mid-Cap
Stock Fund.
6. To approve an amended management contract for Fidelity Utilities
Fund.
7. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Equity-Income Fund.
8. To approve an agreement and plan providing for the reorganization of Fidelity Mid-Cap Stock Fund from a separate series of one Massachusetts business trust to another.
9. To adopt a new fundamental investment policy for Fidelity Equity-Income Fund, Fidelity Real Estate Investment Portfolio, and Fidelity Utilities Fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
10. To amend Fidelity Utilities Fund's fundamental investment limitation concerning the concentration of its investments in the public utilities industry.
11. To make Fidelity Real Estate Investment Portfolio's current fundamental 65% investment policy non-fundamental.
12. To amend Fidelity Equity-Income Fund's, Fidelity Mid-Cap Stock Fund's, and Fidelity Utilities Fund's fundamental investment limitation concerning diversification, to exclude securities of other investment companies from the limitation.
13. To replace Fidelity Real Estate Investment Portfolio's non-fundamental investment policy concerning the purchase and sale of real estate with a fundamental investment policy.
WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)
The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.
WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)
The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).
WHY ARE THE FUNDS PROPOSING TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST? (PROPOSAL 3)
The new Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility, and, subject to the applicable requirements of federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions.
Adoption of the new Declaration of Trust will not alter the Trustees' existing fiduciary obligations to act in the best interests of the funds' shareholders. Before utilizing any new flexibility that the new Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. The new Declaration of Trust amends the current Declaration of Trust in a number of significant ways. Please review the proxy statement for specific details.
WHY IS EACH FUND PROPOSING TO ADOPT AN AMENDED MANAGEMENT CONTRACT? (PROPOSALS 4, 5, AND 6)
The amended management contract for each fund principally modifies the fund's current contract to provide for lower management fees to be paid to Fidelity Management & Research Company (FMR) when FMR's assets under management exceed certain levels. Each fund's amended management contract also allows FMR and the trust, on behalf of each fund, to modify the funds' management contracts subject to the requirements of the Investment Company Act of 1940.
In addition, the amended management contract for Fidelity Utilities Fund prospectively changes the comparative securities index used to calculate the fund's performance adjustment. The amended management contract for Fidelity Mid-Cap Stock Fund revises its performance adjustment calculation by rounding the investment performance of both the fund and its comparative index to the nearest .01%, rather than the nearest 1.00%. The revised calculation will reduce the chance of minor changes in performance resulting in significant changes to the performance adjustment, and ultimately the fund's management fee.
The amended management contract for Fidelity Equity-Income Fund and Fidelity Real Estate Investment Portfolio will result in a management fee that is the same as or lower than the fee payable under the present contract. The proposed change to the comparative securities index for Fidelity Utilities Fund will either increase the management fee or reduce it, depending on the performance of the fund and the relative performance of the proposed index. Please refer to the proxy statement for specific details of each fund's amended management contract proposal.
WHAT IS A DISTRIBUTION AND SERVICE PLAN, AND WHY IS FIDELITY EQUITY-INCOME FUND PROPOSING TO ADOPT ONE? (PROPOSAL 7)
The Distribution and Service Plan (the Plan) was approved by the Board of Trustees as provided for by Rule 12b-1 (the Rule) of the Investment Company Act of 1940. The Rule provides that a mutual fund acting as a distributor of its shares must do so according to a written Plan describing all material aspects of the proposed financing of distribution. The Plan is designed to avoid legal uncertainties which may arise from ambiguities within the Rule.
The Plan dictates that all expenses relating to the distribution of fund shares shall be paid for by FMR, or Fidelity Distributors Corporation (FDC), a wholly owned subsidiary of FMR, out of past profits and other resources including management fees paid by a fund to FMR. The Plan does not authorize payments by the fund other than those that are to be made to FMR under its management contract.
WHY IS FIDELITY MID-CAP STOCK FUND PROPOSING TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER? (PROPOSAL 8)
The Board is proposing to reorganize Fidelity Mid-Cap Stock Fund to a separate series of another Massachusetts business trust to consolidate and streamline the production and mailing of certain legal documents. The proposed change will have no material effect on shareholders or the management of the fund.
WHAT ARE THE BENEFITS OF PERMITTING FIDELITY EQUITY-INCOME FUND, FIDELITY REAL ESTATE INVESTMENT PORTFOLIO, AND FIDELITY UTILITIES FUND TO INVEST THEIR ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY MANAGED BY FMR OR AN AFFILIATE WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES? (PROPOSALS 3 AND 9)
FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. A number of mutual fund companies have developed "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. The purpose of the master-feeder fund structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. An example would be funds with the same investment objective but different minimum investments due to the servicing of individual shareholders versus institutional clients.
These proposals would enable the funds to invest all of their assets in another open-end investment company, managed by FMR or an affiliate, with substantially the same investment objective and policies. In order to implement the master-feeder structure, both the Declaration of Trust and the funds' policies must permit the structure. Proposal 3 would amend the Declaration of Trust to permit the structure and Proposal 9 would amend the policy at the fund level. The master-feeder fund structure could generate operational efficiencies and the opportunity to reduce costs. However, no such plans are being contemplated at this time and the Trustees would only allow it in the future if they determined that it would be in the best interest of the fund and its shareholders.
WHY IS FIDELITY UTILITIES FUND AMENDING ITS FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN THE PUBLIC UTILITIES INDUSTRY? (PROPOSAL 10)
The proposed concentration policy differs from the current policy only in one respect: it removes the word "public" from the phrase "public utility companies." Inclusion of the term "public" is potentially confusing to shareholders as the fund's prospectus discloses that the universe of utility companies in which the fund concentrates may include companies that are generally considered "private" utility companies (because they are privately owned rather than owned by the government). Elimination of the term "public" will further clarify the fund's concentration policy.
Adoption of the proposed amended limitation on concentration is not expected to affect the way the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
WHAT IS THE BENEFIT OF REPLACING FIDELITY REAL ESTATE INVESTMENT PORTFOLIO'S CURRENT FUNDAMENTAL 65% INVESTMENT POLICY WITH A NON-FUNDAMENTAL POLICY? (PROPOSAL 11)
By making the fund's 65% investment policy non-fundamental, the Trustees will be able to react more quickly when the SEC adopts a definitive version of its proposed name test rule (Name Test Rule). As proposed, the Name Test Rule requires, among other things, that a mutual fund with a name that suggests that the fund focuses its investments in securities of issuers in a particular industry to invest at least 80% of its assets in securities of issuers in that industry. When the SEC adopts a definitive version of the Name Test Rule, it is possible that the fund will have to modify its 65% investment policy to comply with the adopted rule. It is not known what the final rule will require.
The Trustees propose that the fund's existing 65% fundamental policy be made non-fundamental (future changes to the policy would only require approval by the Board of Trustees, not shareholders). Thus, when the SEC adopts a definitive Name Test Rule, the Trustees will have the flexibility to modify the fund's policy to conform to the new rule without the delay and expense of a shareholder meeting. The Trustees anticipate that the approval of the proposal will have no material effect on the fund or its investment operations.
WHY IS THE BOARD PROPOSING TO AMEND OR REPLACE INVESTMENT LIMITATIONS AND POLICIES? (PROPOSALS 12 AND 13)
The primary purpose of these proposals is to revise each fund's investment limitations to conform to limitations that are expected to become standard for all funds managed by FMR. The Board of Trustees feels that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations, and that each proposal will benefit the funds and their shareholders.
HAS THE FUND'S BOARD OF TRUSTEES APPROVED EACH PROPOSAL?
Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is September 21, 1998.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration. ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."
(registered trademark)
DEV-pxl-0998